                       ING PARTNERS, INC. ("ING PARTNERS")
ING Baron Asset Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio,
  ING Pioneer High Yield Portfolio, and ING Templeton Foreign Equity Portfolio
                               (THE "PORTFOLIOS")

                       SUPPLEMENT DATED DECEMBER 7, 2005
                            TO THE PROSPECTUSES DATED
                                DECEMBER 7, 2005

The following is added to the Service and Adviser Class and Initial Class Prospectuses of each of the above listed Portfolios:

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Life Insurance and Annuity Company ("ILIAC"), the adviser to the ING Partners, has reported to the Board of Directors (the "Board") of the ING Partners that, like many U.S. financial services companies, ILIAC and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ILIAC has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ILIAC reported that management of U.S. affiliates of ING Groep N.V., including ILIAC (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ILIAC has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ILIAC further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ILIAC has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, ILIAC reported to the Board that, at this time, these instances include the following:

   - ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.
   - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.
   - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.
   - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ILIAC, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ILIAC reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ILIAC advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ILIAC reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

   - ING has agreed with ING Partners and the other ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ILIAC reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.
   - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.
   - The ING Funds, including ING Partners, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.
   - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds, including ING Partners, sold to the public through financial intermediaries. ING does not make exceptions to these policies.
   - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

DECEMBER 7, 2005                         PROSPECTUS -- SERVICE CLASS ("S CLASS")
                                                     ADVISER CLASS ("ADV CLASS")

--------------------------------------------------------------------------------

                               ING PARTNERS, INC.

     ING Partners, Inc. ("Fund") is a mutual fund authorized to issue multiple series and classes of shares. This Prospectus is designed to help you make informed decisions about investments in the Portfolios listed below (each a "Portfolio" and collectively the "Portfolios"). The Fund offers other portfolios that are not offered in this Prospectus. ING Life Insurance and Annuity Company ("ILIAC" or "Adviser") serves as the Investment Adviser of each Portfolio, and each Portfolio has a sub-adviser. The Portfolios (and their sub-advisers) described in this Prospectus are:

     -    ING BARON ASSET PORTFOLIO--Sub-Adviser: BAMCO, Inc.

     -    ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO--Sub-Adviser:
          Lord, Abbett & Co. LLC

     - ING NEUBERGER BERMAN PARTNERS PORTFOLIO--Sub-Adviser: Neuberger Berman Management Inc.

     - ING NEUBERGER BERMAN REGENCY PORTFOLIO--Sub-Adviser: Neuberger Berman Management Inc.

     - ING PIONEER HIGH YIELD PORTFOLIO--Sub-Adviser: Pioneer Investment Management, Inc.

     - ING TEMPLETON FOREIGN EQUITY PORTFOLIO--Sub-Adviser: Templeton Investment Counsel, LLC

     Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

     Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates and other management investment companies.

     NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

     THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CERTAIN PORTFOLIOS OF ING PARTNERS, INC. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT:
     IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.

     AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     You should read this Prospectus in conjunction with the prospectus for the separate account before investing or sending money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

TABLE OF CONTENTS

                                                                          PAGE
Portfolio Summaries

ING Baron Asset Portfolio                                                   1

ING Lord Abbett U.S. Government Securities Portfolio                        2

ING Neuberger Berman Partners Portfolio                                     3

ING Neuberger Berman Regency Portfolio                                      4

ING Pioneer High Yield Portfolio                                            6

ING Templeton Foreign Equity Portfolio                                      7

Portfolio Fees and Expenses                                                 9

Summary of Principal Risks                                                 11

Additional Information About Investment Strategies                         14

Management of the Portfolios                                               16

Portfolio Distribution                                                     18

Shareholder Information                                                    19

Performance                                                                22

Financial Highlights                                                       23

                            ING BARON ASSET PORTFOLIO

                       SUB-ADVISER: BAMCO, INC. ("BAMCO")

-    INVESTMENT OBJECTIVE

     Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests primarily in common stocks of small- and mid-sized companies. As a general matter, BAMCO defines small- and mid-sized companies as those with market capitalizations, at the time of investment, of less than $8 billion.

     BAMCO seeks growth companies that it believes are undervalued by the market at prices that it perceives as attractive relative to projected future cash flows and asset values. BAMCO selects companies for the Portfolio based upon capital appreciation potential, and looks for:

     - Securities that BAMCO believes have favorable price to value characteristics, based on BAMCO's assessment of their prospects for future growth and profitability; and

     - Businesses that BAMCO believes are well managed, have significant long-term growth prospects and are attractively priced.

     In seeking investments for the Portfolio, BAMCO focuses on the long-term fundamental prospects of companies, rather than on historical operating results or current earnings expectations. BAMCO first looks for investments supported by long-term demographic, economic and societal "mega-trends." Then, BAMCO uses bottom-up fundamental research, including visits and interviews with portfolio company management, their major competitors, and their customers, to identify companies in which the Portfolio may invest.

     Through its fundamental analysis, BAMCO seeks to identify companies with one or more of the following characteristics:

     - Ability to grow its business substantially within a four to five year period;

     - A special business "niche" that creates unusually favorable business opportunities;

     - Sustainable barriers to competition; and

     - Strong management capabilities.

     The Portfolio may take large positions in companies in which BAMCO has the greatest conviction. The Portfolio will not sell positions solely because their market values have increased, and will add to positions in a company even though its market capitalization has increased through appreciation if, in BAMCO's judgment, the company remains an attractive investment.

     The Portfolio may invest in equity-type securities, in addition to common stocks, such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks.

     The Portfolio may also invest in debt securities, including notes, bonds, debentures and money market instruments, and in convertible instruments. The debt securities in which the Portfolio may invest may be rated or unrated, and may include below-investment-grade securities or "junk bonds" or unrated securities of equivalent credit quality. The Portfolio relies on BAMCO's assessment of the issuer's securities and does not use independent ratings organizations.

     The Portfolio may invest up to 10% of its net assets in illiquid securities. In addition, the Portfolio may invest, without limit, in American Depositary Receipts, and up to 10% of its assets in Global Depositary Receipts and European Depositary Receipts. The Portfolio may engage in derivatives transactions, including selling covered call options or purchasing put options on equity and debt securities and entering into swap agreements.

     BAMCO may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objectives. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                  HIGH YIELD, LOWER GRADE DEBT SECURITIES RISK
                              LARGE POSITIONS RISK
                                 LIQUIDITY RISK
                             MARKET AND COMPANY RISK
                             SECURITIES LENDING RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK
                                   STOCK RISK
                           UNDERVALUED SECURITIES RISK

     Please see "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

-    PORTFOLIO PERFORMANCE

     Since the Portfolio did not have a full calendar year of operations as of December 31, 2004 annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

              ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO
               SUB-ADVISER: LORD, ABBETT & CO. LLC ("LORD ABBETT")

-    INVESTMENT OBJECTIVE

     High current income consistent with reasonable risk. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental policy.

     U.S. government securities include obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and U.S. Government-sponsored enterprises (including mortgage-related securities), such as:

     - Federal Home Loan Bank;

     - Federal Home Loan Mortgage Corporation;

     - Federal National Mortgage Association;

     - Federal Farm Credit Bank; and

     - Government National Mortgage Association.

     The Portfolio generally invests a substantial portion of its assets in securities issued or guaranteed by various government-sponsored enterprises. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the United States. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest, but are not direct obligations of the U.S. Treasury. Certain indirect obligations issued by federal agencies and government sponsored entities in which the Portfolio may invest may not be backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. Government securities also include certain mortgage-related securities that may be sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

     In managing the Portfolio, Lord Abbett:

     - Seeks securities that it expects will produce high current income consistent with reasonable risk. Lord Abbett considers reasonable risk to mean that the volatility the Portfolio is expected to have over time will approximate that of the Lehman Brothers Government Bond(R) Index.

     - Seeks to construct a portfolio with an average duration ranging between three and eight years.

     The Portfolio may invest in derivative and similar instruments, including, but not limited to, options, futures, forward contracts, swap agreements, warrants, and rights. The Portfolio may also enter into financial futures contracts and options on futures for bona fide hedging purposes or to pursue risk management strategies, and may engage in futures transactions for non-hedging purposes if the aggregated initial margin and premiums required to establish such positions does not exceed 5% of the liquidation value of the Portfolio's investment portfolio.

     The Portfolio may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

     The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Lord Abbett may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                        ACTIVE OR FREQUENT TRADING RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                        MORTGAGE-RELATED SECURITIES RISK
                             PREPAYMENT OR CALL RISK
                              PRICE VOLATILITY RISK
                  U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK
                                ZERO-COUPON RISK

     Please see "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

-    PORTFOLIO PERFORMANCE

     Since the Portfolio did not have a full calendar year of operations as of December 31, 2004, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                     ING NEUBERGER BERMAN PARTNERS PORTFOLIO
       SUB-ADVISER: NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER BERMAN")

-    INVESTMENT OBJECTIVE

     Capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests mainly in common stocks of mid- to large-capitalization companies. Neuberger Berman considers mid-capitalization companies to be those with total market capitalizations within the market capitalization range of the Russell Midcap(R) Index. As of July 31, 2005, the capitalization of companies represented by the Russell Midcap(R) Index ranged between $1.8 billion and $13.7 billion. Neuberger Berman considers large-capitalization companies to be those with total market capitalizations over $13.7 billion.

     In selecting investments for the Portfolio, Neuberger Berman looks for well-managed companies with strong balance sheets whose stock prices are undervalued. The factors that Neuberger Berman uses to identify such companies may include:

     - strong fundamentals, such as a company's financial, operational, and competitive positions;

     - relatively high operating profit margins and returns; and

     - a sound internal earnings record.

     Neuberger Berman also may seek other characteristics in a company in which the Portfolio may invest, such as a strong market position relative to competitors; a high level of stock ownership among management; and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

     The Portfolio may invest a portion of its assets in derivative instruments, including options and futures. The Portfolio may invest up to 20% of its assets in securities of foreign issuers. The Portfolio also may engage in borrowing and lend its securities to the extent permitted under the federal securities laws, and may engage in active and frequent trading to achieve its principal investment strategies.

     Neuberger Berman may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objectives. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                                 LEVERAGING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                              PRICE VOLATILITY RISK
                             SECURITIES LENDING RISK
                           UNDERVALUED SECURITIES RISK

     Please see "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

-    PORTFOLIO PERFORMANCE

     Since the Portfolio did not have a full calendar year of operations as of December 31, 2004, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                     ING NEUBERGER BERMAN REGENCY PORTFOLIO
       SUB-ADVISER: NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER BERMAN")

-    INVESTMENT OBJECTIVE

     Capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests mainly in common stocks of mid-capitalization companies. Neuberger Berman considers mid-capitalization companies to be those with total market capitalizations within the market capitalization range of the Russell Midcap(R) Index. As of July 31, 2005, the capitalization of companies represented by the Russell Midcap(R) Index ranged between $1.8 billion and $13.7 billion.

     In selecting investments for the Portfolio, Neuberger Berman looks for undervalued companies with high-quality businesses. The factors that Neuberger Berman uses to identify such companies may include:

     - above-average returns on invested capital;

     - strong management teams; and

     - solid balance sheets.

     From time to time Neuberger Berman may emphasize investment in sectors that it believes will benefit from market or economic trends.

     The Portfolio may invest a portion of its assets in derivative instruments, including options and futures. The Portfolio may invest up to 20% of its assets in securities of foreign issuers. The Portfolio also may engage in borrowing and lend its securities to the extent permitted under the Federal securities laws, and may engage in active and frequent trading to achieve its principal investment strategies.

     Neuberger Berman may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                                 LEVERAGING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                             SECTOR ALLOCATION RISK
                             SECURITIES LENDING RISK
                                   STOCK RISK
                           UNDERVALUED SECURITIES RISK

     Please see "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

-    PORTFOLIO PERFORMANCE

     Since the Portfolio did not have a full calendar year of operations as of December 31, 2004, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                        ING PIONEER HIGH YIELD PORTFOLIO
          SUB-ADVISER: PIONEER INVESTMENT MANAGEMENT, INC. ("PIONEER")

-    INVESTMENT OBJECTIVE

     Seeks to maximize total return through income and capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests at least 80% of its net assets in below investment grade (high yield) debt securities and preferred stocks. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. Debt securities rated below investment grade are commonly referred to as "junk bonds" and may be considered speculative.

     The Portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Portfolio invests in securities with a broad range of maturities, and its high yield securities investments may be convertible into equity securities of the issuer.

     Pioneer uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In determining whether an investment is appropriate for the Portfolio, Pioneer employs due diligence and fundamental research. This includes evaluating issuers based on an issuer's financial statements and operations and considering a security's potential to provide income. From time to time, the Portfolio may invest more than 25% of its assets in the same market segment, such as financials or technology.

     In assessing the appropriate maturity, rating and sector weighting of the Portfolio's investment portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook on the market for high yield securities, rather than using a fixed sector allocation. Pioneer makes these adjustments periodically as part of its ongoing review of the Portfolio's investment portfolio.

     The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The Portfolio may invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

     The Portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The Portfolio also may invest in mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. Consistent with its investment objective, the Portfolio invests in equity securities of U.S. and non-U.S. issuers when Pioneer believes they offer the potential for capital appreciation or to diversify the Portfolio's investment portfolio. Equity securities may include common stocks, depositary receipts, warrants, rights and other equity interests.

     The Portfolio may use futures and options on securities, indices and currencies; forward foreign currency exchange contracts; and other derivatives. The Portfolio generally limits the use of derivatives to hedging against adverse changes in stock market prices, interest rates or currency exchange rates. From time to time the Portfolio may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio's return, a non-hedging strategy that may be considered speculative.

     Normally, the Portfolio invests substantially all of its assets to meet its investment objective. The Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

     Pioneer may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                            DEPOSITARY RECEIPTS RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                  HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                        MORTGAGE-RELATED SECURITIES RISK
                             PREPAYMENT OR CALL RISK
                             SECURITIES LENDING RISK
                                   STOCK RISK
                           UNDERVALUED SECURITIES RISK
                                ZERO-COUPON RISK

     Please see "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

-    PORTFOLIO PERFORMANCE

     Since the Portfolio did not have a full calendar year of operations as of December 31, 2004, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                     ING TEMPLETON FOREIGN EQUITY PORTFOLIO
          SUB-ADVISER: TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON")

-    INVESTMENT OBJECTIVE

     Long-term capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests at least 80% of its net assets in foreign (non-U.S.) equity securities, including countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this investment policy. Equity securities include common stocks, preferred stocks and convertible securities. Convertible securities are debt securities or preferred stock that may be converted into common stock.

     The Portfolio may invest a portion of its assets in smaller companies. The Portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. The Portfolio also invests in American, European and Global depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

     The Portfolio may use certain derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The Portfolio may invest up to 5% of its total assets in swap agreements, put and call options and collars.

     When choosing equity investments for the Portfolio, Templeton applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to Templeton's evaluation of the company's long-term earnings, asset value and cash flow potential. Templeton also considers a company's price/earnings ratio, profit margins and liquidation value.

     In selecting securities for the Portfolio, Templeton attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

     When Templeton believes market or economic conditions are unfavorable for investors, it may invest up to 100% of the Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements, among others. Templeton also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Portfolio may be unable to achieve its investment objective.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                              FOREIGN MARKETS RISK
                              GEOGRAPHIC FOCUS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              PRICE VOLATILITY RISK
                                   SECTOR RISK
                             SECURITIES LENDING RISK
                        SMALL-CAPITALIZATION COMPANY RISK
                                   STOCK RISK
                           UNDERVALUED SECURITIES RISK

     Please see "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

-    PORTFOLIO PERFORMANCE

     Since the Portfolio did not have a full calendar year of operations as of December 31, 2004, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                           PORTFOLIO FEES AND EXPENSES

     This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Portfolios. For shareholders who acquire portfolio shares through a Qualified Plan or an insurance company separate account as an investment option under variable annuity contracts or variable life insurance policies ("Variable Contracts"), your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Fund and the Portfolios are not parties to that Variable Contract or sponsors of that Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan.

     The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a portfolio that were purchased through an investment in a Qualified Plan, you should consult your administrator for more information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract.

     SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) Not applicable.

                                 S CLASS SHARES
                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)

                                                                                        GROSS                       TOTAL NET
                                                          SHAREHOLDER                  ANNUAL                        ANNUAL
                               MANAGEMENT   DISTRIBUTION   SERVICES        OTHER      OPERATING    WAIVERS AND      OPERATING
                                  FEES      (12b-1) FEES     FEES       EXPENSES(2)   EXPENSES    REIMBURSEMENTS     EXPENSES
                               ----------   ------------  -----------   -----------   ---------   --------------    ---------
     ING Baron Asset Portfolio       0.95%            --         0.25%         0.21%       1.41%           (0.11)%       1.30%(3)
     ING Lord Abbett U.S.
     Government Securities
     Portfolio                       0.47%            --         0.25%         0.24%       0.96%              --         0.96%
     ING Neuberger Berman
     Partners Portfolio              0.60%            --         0.25%         0.22%       1.07%           (0.15)%       0.92%(3)
     ING Neuberger Berman
     Regency Portfolio               0.75%            --         0.25%         0.22%       1.22%           (0.09)%       1.13%(3)
     ING Pioneer High
     Yield Portfolio                 0.60%            --         0.25%         0.21%       1.06%           (0.06)%       1.00%(3)
     ING Templeton Foreign
     Equity Portfolio                0.80%            --         0.25%         0.23%       1.28%           (0.05)%       1.23%(3)

     (1) The table shows the estimated operating expenses for each Portfolio by class as a ratio of expenses to average daily net assets. The Portfolios had not commenced operations as of the date of this Prospectus; therefore, "Other Expenses" are estimated for the current fiscal year.
     (2) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

     (3) ING Life Insurance and Annuity Company ("ILIAC"), the Adviser, has entered into a written expense limitation agreement with the Portfolio under which it will limit expenses of the Portfolio, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by ILIAC within three years. The amount of the Portfolio's expenses proposed to be waived in the ensuing fiscal year is shown under the heading "Waivers and Reimbursements." The expense limitation agreement will continue through at least May 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ILIAC provides written notice of the termination of the expense limitation agreement at least 90 days before the end of the then current term or upon termination of the management agreement.

     EXAMPLE

     This Example is intended to help you compare the cost of investing in S Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the S Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5.00% return each year and that the S Class' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR   3 YEARS
     ING Baron Asset Portfolio(1)                                 $  132   $   435
     ING Lord Abbett U.S. Government Securities Portfolio             98       306
     ING Neuberger Berman Partners Portfolio(1)                       94       325
     ING Neuberger Berman Regency Portfolio(1)                       115       378
     ING Pioneer High Yield Portfolio(1)                             102       331
     ING Templeton Foreign Equity Portfolio(1)                       125       401

----------
     (1) The Example reflects the contractual expense limit for the one-year period and the first year of the three-year period.

                               ADV CLASS SHARES(1)
                       ANNUAL PORTFOLIO OPERATING EXPENSES

                                                                                        GROSS                       TOTAL NET
                                                          SHAREHOLDER                  ANNUAL                        ANNUAL
                               MANAGEMENT   DISTRIBUTION   SERVICES        OTHER      OPERATING    WAIVERS AND      OPERATING
                                  FEES      (12b-1) FEES     FEES       EXPENSES(2)   EXPENSES    REIMBURSEMENTS     EXPENSES
                               ----------   ------------  -----------   -----------   ---------   --------------    ---------
     ING Baron Asset Portfolio       0.95%          0.25%        0.25%         0.21%       1.66%           (0.11)%       1.55%(3)
     ING Lord Abbett U.S.
     Government Securities
     Portfolio                       0.47%          0.25%        0.25%         0.24%       1.21%              --         1.21%
     ING Neuberger Berman
     Partners Portfolio              0.60%          0.25%        0.25%         0.22%       1.32%           (0.15)%       1.17%(3)
     ING Neuberger Berman
     Regency Portfolio               0.75%          0.25%        0.25%         0.22%       1.47%           (0.09)%       1.38%(3)
     ING Pioneer High
     Yield Portfolio                 0.60%          0.25%        0.25%         0.21%       1.31%           (0.06)%       1.25%(3)
     ING Templeton Foreign
     Equity Portfolio                0.80%          0.25%        0.25%         0.23%       1.53%           (0.05)%       1.48%(3)

     (1) The table shows the estimated operating expenses for each Portfolio by class as a ratio of expenses to average daily net assets. The Portfolios had not commenced operations as of the date of this Prospectus; therefore, "Other Expenses" are estimated for the current fiscal year.
     (2) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

     (3) ING Life Insurance and Annuity Company ("ILIAC"), the Adviser, has entered into a written expense limitation agreement with the Portfolio under which it will limit expenses of the Portfolio, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by ILIAC within three years. The amount of the Portfolio's expenses proposed to be waived in the ensuing fiscal year is shown under the heading "Waivers and Reimbursements." The expense limitation agreement will continue through at least May 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ILIAC provides written notice of the termination of the expense limitation agreement at least 90 days before the end of the then current term or upon termination of the management agreement.

     EXAMPLE

     This Example is intended to help you compare the cost of investing in ADV Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5.00% return each year and that the ADV Class' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR   3 YEARS
     ING Baron Asset Portfolio(1)                                 $  158   $   513
     ING Lord Abbett U.S. Government Securities Portfolio            123       384
     ING Neuberger Berman Partners Portfolio(1)                      119       404
     ING Neuberger Berman Regency Portfolio(1)                       140       456
     ING Pioneer High Yield Portfolio(1)                             127       409
     ING Templeton Foreign Equity Portfolio(1)                       151       478

----------
     (1) The Example reflects the contractual expense limit for the one-year period and the first year of the three-year period.

                           SUMMARY OF PRINCIPAL RISKS

     The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

     ACTIVE OR FREQUENT TRADING RISK A Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from a Portfolio's performance.

     CONVERTIBLE SECURITIES RISK The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

     CREDIT RISK An issuer may be unable to make principal and interest payments when due. A Portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. A portfolios investment in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities involves credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

     CURRENCY RISK Exposure to foreign currencies may cause the value of a Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

     DEBT SECURITIES RISK The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

     DEPOSITARY RECEIPT RISK A Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

     DERIVATIVES RISK Loss may result from a Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Portfolio. A Portfolio investing in a derivative instrument could lose more than the principal amount invested.

     EMERGING MARKETS RISK Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging market countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described below are heightened when investing in emerging markets countries.

     EQUITY SECURITIES RISK Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

     FOREIGN MARKETS RISK Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Portfolios limit foreign investments to securities denominated in U.S. dollars, these Portfolios are generally not subject to the risk of changes in currency valuations.

     GEOGRAPHIC FOCUS RISK A Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A Portfolio's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

     HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK When a Portfolio invests in securities rated below investment grade, its credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Portfolio to sell them quickly at an acceptable price. These risks can reduce a Portfolio's share price and the income it earns.

     INTEREST RATE RISK A Portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of any debt securities held by the Portfolio will decline. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

     LARGE POSITIONS RISK A Portfolio may establish significant positions in companies which the sub-adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on a Portfolio's net asset value. A Portfolio's returns may be more volatile than those of a less concentrated portfolio.

     LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

     LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. A Portfolio has the greatest exposure to liquidity risk due to its investments in foreign securities, derivatives, and securities with substantial market and credit risk.

     MANAGER RISK The sub-adviser will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve a Portfolio's objective. The Sub-Adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

     MARKET AND COMPANY RISK The value of the securities in which a Portfolio invests may decline due to changing economic, political or market conditions here or abroad, changes in investor psychology, heavy institutional selling, or due to the financial condition of the company which issued the security.

     MID-CAPITALIZATION COMPANY RISK Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

     MORTGAGE-RELATED SECURITIES RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.

     PREPAYMENT OR CALL RISK Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of a Portfolio because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that a Portfolio buys, have greater potential for losses when interest rates rise than other types of debt securities.

     The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If a Portfolio buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

     PRICE VOLATILITY RISK The value of the Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

     SECTOR RISK A Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a Portfolio that has securities representing a broader range of investments.

     SECTOR ALLOCATION RISK The Sub-Adviser's expectations about the relative performance of the three principal sectors in which a Portfolio invests may be inaccurate and a Portfolio's returns might be less than other funds using similar strategies.

     SECURITIES LENDING RISK There is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may lose the opportunity to sell the securities at a desirable price.

     SMALL-CAPITALIZATION COMPANY RISK Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.

     SMALL- AND MID-CAPITALIZATION COMPANY RISK Investment in small- and mid-capitalization companies involves a substantial risk of loss. Small- and mid-cap companies and the market for their equity securities are more likely to be sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.

     STOCK RISK Stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.

     UNDERVALUED SECURITIES RISK Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Sub-Adviser invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

     U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK Some U.S. government securities are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

     ZERO-COUPON RISK Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. A Portfolio may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.

               ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

-    TEMPORARY DEFENSIVE INVESTMENT STRATEGY

     Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions.

     When BAMCO determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of ING Baron Asset Portfolio's assets may be invested in cash or cash equivalents such as money market instruments, including U.S. government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments and repurchase agreements. The Portfolio may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, the Portfolio may not achieve its investment objectives.

     At times the ING Lord Abbett U.S. Government Securities Portfolio may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities.

     For temporary defensive purposes, or to manage cash pending investment or payout, ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

     For temporary defensive purposes, including during periods of unusual cash flows, the ING Pioneer High Yield Portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The Portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

     When Templeton believes market or economic conditions are unfavorable for investors, it may invest up to 100% of ING Templeton Foreign Equity Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements. Templeton also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, ING Templeton Foreign Equity Portfolio may be unable to achieve its investment goal.

-    INVESTMENT IN U.S. GOVERNMENT-RELATED ENTITIES

     Each Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

-    ACTIVE TRADING STRATEGY

     ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, and ING Templeton Foreign Equity Portfolio may engage in active trading to achieve their investment objectives. This may cause these Portfolios to realize higher capital gains as compared to a fund with less active trading, which could increase your tax liability unless you are purchasing shares through a tax-deferred retirement product. Frequent trading also increases transaction costs, which could lower these Portfolios' performance.

     The types of securities in which the Portfolios invest and the investment techniques and practices in which the Portfolios may engage that are not principal investment strategies are discussed, together with their risks, in the Fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the Fund (see back cover for address and phone number).

                            ING BARON ASSET PORTFOLIO

     In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for what it perceives is the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction. The Portfolio may also invest in "special situations," which arise when, in the opinion of BAMCO, the securities of a company will at some point be recognized and appreciate in value due to a specific anticipated development at the company.

              ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

     Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities. The Portfolio generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. In managing the Portfolio, Lord Abbett seeks securities that it expects will produce high current income consistent with reasonable risk. Lord Abbett also seeks to construct a portfolio with an average duration ranging between three and eight years. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Lord Abbett may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

                     ING NEUBERGER BERMAN PARTNERS PORTFOLIO

     The Portfolio seeks to reduce risk by diversifying among many companies and industries. The Portfolio invests mainly in common stocks of mid- to large-capitalization companies. In selecting investments for the Portfolio, Neuberger Berman looks for well-managed companies with strong balance sheets whose stock prices are undervalued. The factors that Neuberger Berman uses to identify such companies may include: strong fundamentals, such as a company's financial, operational, and competitive positions; relatively high operating profit margins and returns; and a sound internal earnings record. Neuberger Berman also may seek other characteristics in a company in which the Portfolio may invest, such as a strong market position relative to competitors; a high level of stock ownership among management; and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

                     ING NEUBERGER BERMAN REGENCY PORTFOLIO

     The Portfolio seeks to reduce risk by diversifiying among many companies, sectors and industries. The Portfolio invests mainly in common stocks of mid-capitalization companies. In selecting investments for the Portfolio, Neuberger Berman looks for undervalued companies with high-quality businesses. The factors that Neuberger Berman uses to identify such companies may include: above-average returns on invested capital; strong management teams; and solid balance sheets. This approach is designed to let the Portfolio benefit from potential increases in stock prices while limiting the risks typically associated with stocks. From time to time Neuberger Berman may emphasize investment in sectors that it believes will benefit from market or economic trends. Neuberger Berman follows a disciplined selling strategy and may sell stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

                        ING PIONEER HIGH YIELD PORTFOLIO

     Under normal market conditions, the Portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. Pioneer uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth.

     In assessing the appropriate maturity, rating and sector weighting of the Portfolio's investment portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates, including fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. Pioneer periodically adjusts sector weightings to reflect its outlook on the market for high yield securities.

                     ING TEMPLETON FOREIGN EQUITY PORTFOLIO

     In selecting securities for the Portfolio, Templeton attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

     When Templeton believes market or economic conditions are unfavorable for investors, it may invest up to 100% of the Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements, among others. Templeton also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Portfolio may be unable to achieve its investment objective.

                          MANAGEMENT OF THE PORTFOLIOS

     INVESTMENT ADVISER. ING Life Insurance and Annuity Company serves as the investment adviser for each of the Portfolios. The Adviser is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the SEC as an investment adviser. As of September 30, 2005, the Adviser managed over $10 billion in registered investment company assets. ING Life Insurance and Annuity Company is an indirect, wholly-owned subsidiary of ING Groep N.V., one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep, N.V. offers an array of banking, insurance and asset management services to both individual and institutional investors.

     The Adviser, subject to the supervision of the Board of Directors of the Fund (each a "Director," and collectively, "Directors"), acts as a "manager-of-managers" for the Fund, and oversees the Fund's day-to-day operations and manages the investments of each Portfolio. The Adviser generally delegates to sub-advisers the responsibility for day-to-day management of the investments of each Portfolio, subject to the Adviser's oversight, as is the case for each sub-adviser herein. The Adviser also recommends the appointment of additional or replacement sub-advisers to the Fund's Directors. The Fund and the Adviser have received exemptive relief from the SEC that permits the Adviser and the Fund to add or terminate sub-advisers without shareholder approval. The following table shows the aggregate annual management fee proposed to be paid by each Portfolio for the current fiscal year as a percentage of the Portfolio's average daily net assets:


                        PORTFOLIO                            FEE (AS A % OF AVERAGE DAILY NET ASSETS)
     ING Baron Asset Portfolio                                                    0.95%
     ING Lord Abbett U.S. Government Securities Portfolio                         0.47%
     ING Neuberger Berman Partners Portfolio                                      0.60%
     ING Neuberger Berman Regency Portfolio                                       0.75%
     ING Pioneer High Yield Portfolio                                             0.60%
     ING Templeton Foreign Equity Portfolio                                       0.80%

     For information regarding the basis for the Board's approval of investment advisory and sub-advisory relationships, please refer to the Portfolios' SAI and annual shareholder report for the fiscal year ended December 31, 2005.

     The Adviser is responsible for all of its own costs, including costs of the Adviser's personnel required to carry out its investment advisory duties.

     In addition to paying fees under the Portfolios' applicable Distribution/Shareholder Services Plans, the Portfolios' Adviser or ING Financial Advisers, LLC, ("Distributor"), out of its own resources may pay additional compensation to affiliated and non-affiliated insurance companies that offer variable life and variable annuity contracts ("Variable Contracts") for which the Portfolios serve as underlying investment options, based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Adviser and Distributor may pay this compensation for administrative, recordkeeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive, or other payments may be made as an incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company. These additional payments are not disclosed in a Portfolio Fees and Expenses Table in the Prospectus, and do not increase, directly or indirectly, the fees and expenses payable by a Portfolio. The Adviser and Distributor do not receive any separate fees from the Portfolios for making these payments.

     ILIAC may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or to Qualified Plan participants, if the Portfolio sells to Qualified Plans. ILIAC has entered into service agreements with affiliated insurance companies, including:
     Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee equal to an annual rate of 35 basis points, computed based on assets attributable to contract holders and plan participants with interests in the

     Portfolios through these insurers, for administrative services provided to the Portfolios. During the year ended December 31, 2004, ILIAC made no payments pursuant to such arrangements with these insurance companies that were applicable to the Portfolios.

     The insurance companies through which investors hold shares of the Portfolios also may pay fees in connection with distribution of Variable Contracts and for services provided to contract owners and/or Qualified Plan participants. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

     SUB-ADVISERS. ING BARON ASSET PORTFOLIO. The Adviser has engaged BAMCO 767 Fifth Avenue, New York, New York 10153, a subsidiary of Baron Capital Group, Inc., as Sub-Adviser to ING Baron Asset Portfolio. BAMCO has been an investment adviser since March 6, 1987. As of September 30, 2005, BAMCO had $13 billion in mutual fund assets under management.

     Ronald Baron and Andrew Peck have served as the portfolio managers for ING Baron Asset Portfolio since its inception. Mr. Baron, Founder, Chief Executive Officer and Chairman of BAMCO, has managed money for clients since 1975. Mr. Peck, a Vice President of BAMCO, has worked at BAMCO as an analyst since February 1998 and has been a portfolio manager since July 2003.

     ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO. The Adviser has engaged Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302, as Sub-Adviser to ING Lord Abbett U.S. Government Securities Portfolio. Founded in 1920, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management as of September 30, 2005 of approximately $101 billion.

     Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team for the Portfolio and is primarily responsible for the day-to-day management of the Portfolio. Mr. Gerber joined Lord Abbett in 1997 and has managed the Portfolio since its inception.

     The other senior team members are Walter H. Prahl and Robert A. Lee. Mr. Prahl, Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997. Mr. Lee, Partner and Fixed Income Investment Manager, joined Lord Abbett in 1997. Each has managed the Portfolio since its inception.

     ING NEUBERGER BERMAN PARTNERS PORTFOLIO AND NEUBERGER BERMAN REGENCY PORTFOLIO. The Adviser has engaged Neuberger Berman, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 as Sub-Adviser to ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio. As of September 30, 2005, assets under management were approximately $99.9 billion.

     S. Basu Mullick serves as the portfolio manager for the ING Neuberger Berman Partners Portfolio and the ING Neuberger Berman Regency Portfolio . Mr. Mullick is a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. Since 1998, Mr. Mullick has managed a Neuberger fund that is managed in a style substantially similar to that in which ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio are managed. He served as a portfolio manager at Ark Asset Management from 1993 to 1998.

     ING PIONEER HIGH YIELD PORTFOLIO. The Adviser has engaged Pioneer, 60 State Street, Boston, Massachusetts 02109, as Sub-Adviser to the ING Pioneer High Yield Portfolio. As of September 30, 2005, assets under management were approximately $187 billion, including over $50 billion in assets under management by Pioneer.

     Margaret D. Patel provides day-to-day management services to the Portfolio. Ms. Patel, a senior vice president of Pioneer, joined Pioneer as a vice president in August 1999 and has been an investment professional since 1972.

     Ms. Patel is supported by a team of fixed income portfolio managers led by Kenneth J. Taubes, who is responsible for overseeing the U.S. and global fixed income team. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Ms. Patel and the team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

     ING TEMPLETON FOREIGN EQUITY PORTFOLIO. The Adviser has engaged Templeton, 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, as Sub-Adviser to ING Templeton Foreign Equity Portfolio. As of September 30, 2005, Templeton's assets under management were approximately $42.9 billion.

     Gary P. Motyl, Guang Yang and Cindy Sweeting serve as the management team for ING Templeton Foreign Equity Portfolio and have managed the Portfolio since its inception. Mr. Motyl, President of Templeton, has primary responsibility for the Portfolio's investments and has managed certain of the Templeton funds since 1996. In this capacity, he has had primary responsibility for fund investments and has had authority over all aspects of portfolio management. He joined Franklin Templeton
     Investments in 1981. Mr. Yang and Ms. Sweeting have secondary portfolio management responsibilities. Mr. Yang, Senior Vice President of Templeton, joined Franklin Templeton Investments in 1995 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment for a number of the Templeton funds during this time. Ms. Sweeting, Executive Vice President of Templeton, joined Franklin Templeton Investments in 1997 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment for a number of the Templeton funds during this time.

     The composition of each team may change without notice from time to time.

     Each Sub-Adviser, subject to the supervision of the Adviser and the Directors, is responsible for managing the assets of its respective Portfolio(s) in accordance with the Portfolio's investment objective and policies. Each Sub-Adviser pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

     The Adviser has overall responsibility for monitoring the investment program maintained by each Sub-Adviser for compliance with applicable laws and regulations and the respective Portfolio's investment objective.

     The Adviser pays each Sub-Adviser a fee at an annual rate based on the average daily net asset value of each Portfolio. The Adviser pays the sub-advisory fee out of its advisory fee.

     The SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and each Portfolio Manager's ownership of securities in the Portfolios.

                             PORTFOLIO DISTRIBUTION

     Each Portfolio is distributed by ING Financial Advisers, LLC a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

- HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

     ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Plan of Distribution pursuant to Rule 12b-1 and the Shareholder Servicing Plan, the Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

     The distributing broker-dealer for these Portfolios is ING Financial Advisers, LLC. ING Financial Advisers, LLC has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 15 to 25 basis points. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

     The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

     The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

     Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

                             SHAREHOLDER INFORMATION

-    CLASSES OF SHARES

     The Fund offers three classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Two of the classes of each Portfolio, the Service Class (S Class) and Adviser Class (ADV Class) are offered pursuant to this Prospectus.

     The Fund has adopted a Shareholder Servicing Plan ("Service Plan") for the S Class and ADV Class shares of each Portfolio. The Service Plan allows the Fund's administrator, ING Funds Services, LLC ("Administrator"), to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to S Class or ADV Class shares and their shareholders including Variable Contract owners or plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its S Class and ADV Class shares, respectively.

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plan") for the ADV Class shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to ING Financial Advisers, LLC as the Fund's Distributor. ING Financial Advisers, LLC may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

-    NET ASSET VALUE

     The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

     In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolios will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

     Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

     When market quotations are not available or are deemed unreliable, a Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

     - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

     -   Securities of an issuer that has entered into a restructuring;

     -   Securities whose trading has been halted or suspended;

     - Fixed-income securities that have gone into default and for which there are no current market value quotations; and

     -   Securities that are restricted to transfer or resale.

     The Portfolios or Adviser may rely on the recommendation of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

     When an insurance company or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form. When an insurance company or

     Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form.

-    PRICING OF PORTFOLIO SHARES

     Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day's price, the order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

-    PURCHASE AND REDEMPTION OF SHARES

     Each Portfolio is available to serve as an investment option through variable annuity and variable life insurance separate accounts and Qualified Plans outside the separate account context. The Portfolios also may be made available to certain investment advisers and their affiliates, management investment companies and other investors permitted under the federal tax regulations and rulings issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your variable annuity or life insurance contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

     The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations and rulings issued by the Internal Revenue Service. However, it is possible that the interests of owners of variable annuity contracts, variable life insurance policies or other permitted investors, for which the Portfolios serve as an investment medium might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

     The Portfolios may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolios to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

     Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

-    FREQUENT TRADING - MARKET TIMING

     The Portfolios are intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

     The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

     The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.

     Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

     Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

-    PORTFOLIO HOLDINGS DISCLOSURE POLICY

     A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., a Portfolio will post the quarter ending June 30 holdings on August 1.) A Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios' website is located at www.ingfunds.com.

-    REPORTS TO SHAREHOLDERS

     The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

-    CUSTODIAN

     The Bank of New York Company, Inc., One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash. The Custodian is also responsible for safekeeping the Trust's assets and for portfolio accounting services for the Portfolios.

-    LEGAL COUNSEL

     Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

-    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, located at 99 High Street, Boston, MA 02110, serves as an independent registered public accounting firm to the Portfolios.

-    DIVIDENDS

     Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

-    TAX MATTERS

     Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity and variable life insurance contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their variable annuity or variable life insurance contract for information regarding the tax consequences of purchasing a contract.

                                   PERFORMANCE

     PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS. The Portfolios have substantially the same investment objective, policies and strategies as one or more existing mutual funds ("Comparable Funds") that are either sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by BAMCO, Lord Abbett, Neuberger Berman, Pioneer or Templeton, as the case may be.

     While the above mentioned Portfolios are managed in a manner similar to that of the Comparable Funds presented, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds' performance.

     The historical performance of the Comparable Funds is presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by the Portfolio. THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS. YOU SHOULD REFER TO THE SEPARATE ACCOUNT PROSPECTUSES, PROSPECTUS SUMMARY OR DISCLOSURE STATEMENT DESCRIBING THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS FOR INFORMATION PERTAINING TO THESE INSURANCE FEES AND CHARGES. THE INSURANCE SEPARATE ACCOUNT FEES WILL HAVE A DETRIMENTAL EFFECT ON THE PERFORMANCE OF THE PORTFOLIOS. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund may be shown for a Portfolio, the sub-advisers of certain of the portfolios may manage substantially similar mutual funds, the performance of which is not shown.

     The following table shows the average annual total return of the Comparable Funds for the stated periods ended September 30, 2005, as well as a comparison with the performance of the applicable benchmark.(1)


                                                                                                                 10 YEARS
                                                                                                                (OR SINCE
                                                                          1 YEAR      3 YEARS      5 YEARS      INCEPTION)
     Baron Asset Fund (BARAX)                                              25.21%       20.24%        3.13%           9.73%
     (Comparable to ING Baron Asset Portfolio)
     Russell Midcap(R) Index                                               25.10%       25.99%        1.70%          12.59%

     Lord Abbett U.S. Government & Government Sponsored Enterprises
     Fund (LAGVX)                                                           2.56%        2.70%        5.53%           5.55%
     (Comparable to ING Lord Abbett U.S. Government Securities
     Portfolio)
     Lehman Brothers Government Bond(R) Index                               2.47%        2.85%        6.28%           6.34%

     Neuberger Berman Partners Fund--Inv. (NPRTX)                          30.53%       26.01%        6.63%          10.34%
     (Comparable to ING Neuberger Berman Partners Portfolio)
     S&P 500 Index                                                         12.25%       16.71%       (1.49)%          9.48%

     Neuberger Berman Regency Fund--Inv. (NBRVX)                           24.78%       24.26%       11.06%          13.94%
     (Comparable to ING Neuberger Berman Regency Portfolio)
     Russell Midcap Value(R) Index                                         26.13%       26.28%       13.95%          14.07%

     Pioneer High Yield Fund--Class A (TAHYX)                               5.88%       16.10%        9.04%          10.84%
     (Comparable to ING Pioneer High Yield Portfolio)
     Merrill Lynch High Yield Master II Index                               6.70%       15.73%        7.19%           5.11%
     Merrill Lynch Convertible Bonds (Speculative Quality) Index            6.72%       18.78%        1.65%           6.78%

     Templeton Institutional Foreign Equity Fund--Class I (TFEQX)          26.48%       26.65%        7.23%           9.93%
     (Comparable to ING Templeton Foreign Equity Portfolio)
     MSCI EAFE Index                                                       25.79%       24.61%        3.13%           5.83%

----------

     (1) The Russell Midcap(R) Index is an unmanaged index that includes the smallest 800 securities of the broad market Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Lehman Brothers Government Bond(R) Index is an unmanaged value weighted index designed to measure the performance of U.S. Government and government agency securities, less mortgage type securities, with maturities of one year or more. The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forcasted growth values. The Merrill Lynch High Yield Master II Index is a broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year. The quality rating is less than BBB by Standard & Poor's. The Merrill Lynch Convertible Bonds (Speculative Quality) Index is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Securities in this index are convertible to U.S. dollar-denominated common stocks, ADRs, or cash equivalents and have an average rating of Ba1/BB+ or lower from Moody's and Standard and Poor's, respectively. The MSCI EAFE Index is an unmanaged index that includes securities traded on 16 exchanges in Europe, Australasia and the Far East.

                              FINANCIAL HIGHLIGHTS

Because the Portfolios had not commenced operations as of the date of this Prospectus, financial highlights are not available.

                               ING PARTNERS, INC.

                         7337 EAST DOUBLETREE RANCH RD.
                              SCOTTSDALE, AZ 85258

     For investors who want more information about the Fund, the following documents are available free upon request:

     - STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated December 7, 2005 contains more detailed information about the Fund and is incorporated by reference into (made legally a part of) this prospectus.

     - ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual shareholder reports. In the Fund's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     For a free copy of the SAI or the Fund's annual and semi-annual shareholder reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above. To make shareholder inquiries please visit our website at www.ingfunds.com.

     The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

                                        Investment Company Act File No. 811-8319

DECEMBER 7, 2005                         PROSPECTUS -- INITIAL CLASS ("I CLASS")

--------------------------------------------------------------------------------

                               ING PARTNERS, INC.

     ING Partners, Inc. ("Fund") is a mutual fund authorized to issue multiple series and classes of shares. This Prospectus is designed to help you make informed decisions about investments in the Portfolios listed below (each a "Portfolio" and collectively the "Portfolios"). The Fund offers other portfolios that are not offered in this Prospectus. ING Life Insurance and Annuity Company ("ILIAC" or "Adviser") serves as the Investment Adviser of each Portfolio, and each Portfolio has a sub-adviser. The Portfolios (and their sub-advisers) described in this Prospectus are:

     -   ING BARON ASSET PORTFOLIO--Sub-Adviser: BAMCO, Inc.

     -   ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO--Sub-Adviser:
         Lord, Abbett & Co. LLC

     - ING NEUBERGER BERMAN PARTNERS PORTFOLIO--Sub-Adviser: Neuberger Berman Management Inc.

     - ING NEUBERGER BERMAN REGENCY PORTFOLIO--Sub-Adviser: Neuberger Berman Management Inc.

     - ING PIONEER HIGH YIELD PORTFOLIO--Sub-Adviser: Pioneer Investment Management, Inc.

     - ING TEMPLETON FOREIGN EQUITY PORTFOLIO--Sub-Adviser: Templeton Investment Counsel, LLC

     Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

     Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates and other management investment companies.

     NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

     THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CERTAIN PORTFOLIOS OF ING PARTNERS, INC. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT:
     IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.

     AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     You should read this Prospectus in conjunction with the prospectus for the separate account before investing or sending money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

TABLE OF CONTENTS

                                                                           PAGE
Portfolio Summaries

ING Baron Asset Portfolio                                                    1

ING Lord Abbett U.S. Government Securities Portfolio                         2

ING Neuberger Berman Partners Portfolio                                      4

ING Neuberger Berman Regency Portfolio                                       5

ING Pioneer High Yield Portfolio                                             6

ING Templeton Foreign Equity Portfolio                                       7

Portfolio Fees and Expenses                                                  9

Summary of Principal Risks                                                  11

Additional Information About Investment Strategies                          13

Management of the Portfolios                                                16

Portfolio Distribution                                                      17

Shareholder Information                                                     18

Performance                                                                 21

Financial Highlights                                                        23

                            ING BARON ASSET PORTFOLIO
                       SUB-ADVISER: BAMCO, INC. ("BAMCO")

-    INVESTMENT OBJECTIVE

     Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests primarily in common stocks of small- and mid-sized companies. As a general matter, BAMCO defines small- and mid-sized companies as those with market capitalizations, at the time of investment, of less than $8 billion.

     BAMCO seeks growth companies that it believes are undervalued by the market at prices that it perceives as attractive relative to projected future cash flows and asset values. BAMCO selects companies for the Portfolio based upon capital appreciation potential, and looks for:

     - Securities that BAMCO believes have favorable price to value characteristics, based on BAMCO's assessment of their prospects for future growth and profitability; and

     - Businesses that BAMCO believes are well managed, have significant long-term growth prospects and are attractively priced.

     In seeking investments for the Portfolio, BAMCO focuses on the long-term fundamental prospects of companies, rather than on historical operating results or current earnings expectations. BAMCO first looks for investments supported by long-term demographic, economic and societal "mega-trends." Then, BAMCO uses bottom-up fundamental research, including visits and interviews with portfolio company management, their major competitors, and their customers, to identify companies in which the Portfolio may invest.

     Through its fundamental analysis, BAMCO seeks to identify companies with one or more of the following characteristics:

     - Ability to grow its business substantially within a four to five year period;

     - A special business "niche" that creates unusually favorable business opportunities;

     - Sustainable barriers to competition; and

     - Strong management capabilities.

     The Portfolio may take large positions in companies in which BAMCO has the greatest conviction. The Portfolio will not sell positions solely because their market values have increased, and will add to positions in a company even though its market capitalization has increased through appreciation if, in BAMCO's judgment, the company remains an attractive investment.

     The Portfolio may invest in equity-type securities, in addition to common stocks, such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks.

     The Portfolio may also invest in debt securities, including notes, bonds, debentures and money market instruments, and in convertible instruments. The debt securities in which the Portfolio may invest may be rated or unrated, and may include below-investment-grade securities or "junk bonds" or unrated securities of equivalent credit quality. The Portfolio relies on BAMCO's assessment of the issuer's securities and does not use independent ratings organizations.

     The Portfolio may invest up to 10% of its net assets in illiquid securities. In addition, the Portfolio may invest, without limit, in American Depositary Receipts, and up to 10% of its assets in Global Depositary Receipts and European Depositary Receipts. The Portfolio may engage in derivatives transactions, including selling covered call options or purchasing put options on equity and debt securities and entering into swap agreements.

     BAMCO may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objectives. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                  HIGH YIELD, LOWER GRADE DEBT SECURITIES RISK
                              LARGE POSITIONS RISK
                                 LIQUIDITY RISK
                             MARKET AND COMPANY RISK
                             SECURITIES LENDING RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK
                                   STOCK RISK
                           UNDERVALUED SECURITIES RISK

     Please see "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

-    PORTFOLIO PERFORMANCE

     Since the Portfolio did not have a full calendar year of operations as of December 31, 2004, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

              ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO
               SUB-ADVISER: LORD, ABBETT & CO. LLC ("LORD ABBETT")

-    INVESTMENT OBJECTIVE

     High current income consistent with reasonable risk. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental policy.

     U.S. government securities include obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and U.S. Government-sponsored enterprises (including mortgage-related securities), such as:

     - Federal Home Loan Bank;

     - Federal Home Loan Mortgage Corporation;

     - Federal National Mortgage Association;

     - Federal Farm Credit Bank; and

     - Government National Mortgage Association.

     The Portfolio generally invests a substantial portion of its assets in securities issued or guaranteed by various government-sponsored enterprises. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the United States. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest, but are not direct obligations of the U.S. Treasury. Certain indirect obligations issued by federal agencies and government sponsored entities in which the Portfolio may invest may not be backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. Government securities also include certain mortgage-related securities that may be sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

     In managing the Portfolio, Lord Abbett:

     - Seeks securities that it expects will produce high current income consistent with reasonable risk. Lord Abbett considers reasonable risk to mean that the volatility the Portfolio is expected to have over time will approximate that of the Lehman Brothers Government Bond(R) Index.

     - Seeks to construct a portfolio with an average duration ranging between three and eight years.

     The Portfolio may invest in derivative and similar instruments, including, but not limited to, options, futures, forward contracts, swap agreements, warrants, and rights. The Portfolio may also enter into financial futures contracts and options on futures for bona fide hedging purposes or to pursue risk management strategies, and may engage in futures transactions for non-hedging purposes if the aggregated initial margin and premiums required to establish such positions does not exceed 5% of the liquidation value of the Portfolio's investment portfolio.

     The Portfolio may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

     The Portfolio many engage in active and frequent trading to achieve its principal investment strategies. Lord Abbett may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                        ACTIVE OR FREQUENT TRADING RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                        MORTGAGE-RELATED SECURITIES RISK
                             PREPAYMENT OR CALL RISK
                              PRICE VOLATILITY RISK
                  U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK
                                ZERO-COUPON RISK

     Please see "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

-    PORTFOLIO PERFORMANCE

     Since the Portfolio did not have a full calendar year of operations as of December 31, 2004, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                     ING NEUBERGER BERMAN PARTNERS PORTFOLIO
       SUB-ADVISER: NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER BERMAN")

-    INVESTMENT OBJECTIVE

     Capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests mainly in common stocks of mid- to large-capitalization companies. Neuberger Berman considers mid-capitalization companies to be those with total market capitalizations within the market capitalization range of the Russell Midcap(R) Index. As of July 31, 2005, the capitalization of companies represented by the Russell Midcap(R) Index ranged between $1.8 billion and $13.7 billion. Neuberger Berman considers large-capitalization companies to be those with total market capitalizations over $13.7 billion.

     In selecting investments for the Portfolio, Neuberger Berman looks for well-managed companies with strong balance sheets whose stock prices are undervalued. The factors that Neuberger Berman uses to identify such companies may include:

     - strong fundamentals, such as a company's financial, operational, and competitive positions;

     - relatively high operating profit margins and returns; and

     - a sound internal earnings record.

     Neuberger Berman also may seek other characteristics in a company in which the Portfolio may invest, such as a strong market position relative to competitors; a high level of stock ownership among management; and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

     The Portfolio may invest a portion of its assets in derivative instruments, including options and futures. The Portfolio may invest up to 20% of its assets in securities of foreign issuers. The Portfolio also may engage in borrowing and lend its securities to the extent permitted under the federal securities laws, and may engage in active and frequent trading to achieve its principal investment strategies.

     Neuberger Berman may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objectives. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                                 LEVERAGING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                              PRICE VOLATILITY RISK
                             SECURITIES LENDING RISK
                           UNDERVALUED SECURITIES RISK

     Please see "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

-    PORTFOLIO PERFORMANCE

     Since the Portfolio did not have a full calendar year of operations as of December 31, 2004, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                     ING NEUBERGER BERMAN REGENCY PORTFOLIO
       SUB-ADVISER: NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER BERMAN")

-    INVESTMENT OBJECTIVE

     Capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests mainly in common stocks of mid-capitalization companies. Neuberger Berman considers mid-capitalization companies to be those with total market capitalizations within the market capitalization range of the Russell Midcap(R) Index. As of July 31, 2005, the capitalization of companies represented by the Russell Midcap(R) Index ranged between $1.8 billion and $13.7 billion.

     In selecting investments for the Portfolio, Neuberger Berman looks for undervalued companies with high-quality businesses. The factors that Neuberger Berman uses to identify such companies may include:

     - above-average returns on invested capital;

     - strong management teams; and

     - solid balance sheets.

     From time to time Neuberger Berman may emphasize investment in sectors that it believes will benefit from market or economic trends.

     The Portfolio may invest a portion of its assets in derivative instruments, including options and futures. The Portfolio may invest up to 20% of its assets in securities of foreign issuers. The Portfolio also may engage in borrowing and lend its securities to the extent permitted under the federal securities laws, and may engage in active and frequent trading to achieve its principal investment strategies.

     Neuberger Berman may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                                 LEVERAGING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                             SECTOR ALLOCATION RISK
                             SECURITIES LENDING RISK
                                   STOCK RISK
                           UNDERVALUED SECURITIES RISK

     Please see "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

-    PORTFOLIO PERFORMANCE

     Since the Portfolio did not have a full calendar year of operations as of December 31, 2004, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                        ING PIONEER HIGH YIELD PORTFOLIO
          SUB-ADVISER: PIONEER INVESTMENT MANAGEMENT, INC. ("PIONEER")

-    INVESTMENT OBJECTIVE

     Seeks to maximize total return through income and capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests at least 80% of its net assets in below investment grade (high yield) debt securities and preferred stocks. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. Debt securities rated below investment grade are commonly referred to as "junk bonds" and may be considered speculative.

     The Portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Portfolio invests in securities with a broad range of maturities, and its high yield securities investments may be convertible into equity securities of the issuer.

     Pioneer uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In determining whether an investment is appropriate for the Portfolio, Pioneer employs due diligence and fundamental research. This includes evaluating issuers based on an issuer's financial statements and operations and considering a security's potential to provide income. From time to time, the Portfolio may invest more than 25% of its assets in the same market segment, such as financials or technology.

     In assessing the appropriate maturity, rating and sector weighting of the Portfolio's investment portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook on the market for high yield securities, rather than using a fixed sector allocation. Pioneer makes these adjustments periodically as part of its ongoing review of the Portfolio's investment portfolio.

     The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The Portfolio may invest up to 15% of its total assets in foreign securities (excluding Canadian issuers), including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

     The Portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The Portfolio also may invest in mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. Consistent with its investment objective, the Portfolio invests in equity securities of U.S. and non-U.S. issuers when Pioneer believes they offer the potential for capital appreciation or to diversify the Portfolio's investment portfolio. Equity securities may include common stocks, depositary receipts, warrants, rights and other equity interests.

     The Portfolio may use futures and options on securities, indices and currencies; forward foreign currency exchange contracts; and other derivatives. The Portfolio generally limits the use of derivatives to hedging against adverse changes in stock market prices, interest rates or currency exchange rates. From time to time the Portfolio may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio's return, a non-hedging strategy that may be considered speculative.

     Normally, the Portfolio invests substantially all of its assets to meet its investment objective. The Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

     Pioneer may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                            DEPOSITARY RECEIPTS RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                  HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                        MORTGAGE-RELATED SECURITIES RISK
                             PREPAYMENT OR CALL RISK
                             SECURITIES LENDING RISK
                                   STOCK RISK
                           UNDERVALUED SECURITIES RISK
                                ZERO-COUPON RISK

     Please see "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

-    PORTFOLIO PERFORMANCE

     Since the Portfolio did not have a full calendar year of operations as of December 31, 2004, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                     ING TEMPLETON FOREIGN EQUITY PORTFOLIO
          SUB-ADVISER: TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON")

-    INVESTMENT OBJECTIVE

     Long-term capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests at least 80% of its net assets in foreign (non-U.S.) equity securities, including countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this investment policy. Equity securities include common stocks, preferred stocks and convertible securities. Convertible securities are debt securities or preferred stock that may be converted into common stock.

     The Portfolio may invest a portion of its assets in smaller companies. The Portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. The Portfolio also invests in American, European and Global depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

     The Portfolio may use certain derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The Portfolio may invest up to 5% of its total assets in swap agreements, put and call options and collars.

     When choosing equity investments for the Portfolio, Templeton applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to Templeton's evaluation of the company's long-term earnings, asset value and cash flow potential. Templeton also considers a company's price/earnings ratio, profit margins and liquidation value.

     In selecting securities for the Portfolio, Templeton attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

     When Templeton believes market or economic conditions are unfavorable for investors, it may invest up to 100% of the Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements, among others. Templeton also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Portfolio may be unable to achieve its investment objective.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                              FOREIGN MARKETS RISK
                              GEOGRAPHIC FOCUS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                              PRICE VOLATILITY RISK
                                   SECTOR RISK
                             SECURITIES LENDING RISK
                        SMALL-CAPITALIZATION COMPANY RISK
                                   STOCK RISK
                           UNDERVALUED SECURITIES RISK

     Please see "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

-    PORTFOLIO PERFORMANCE

     Since the Portfolio did not have a full calendar year of operations as of December 31, 2004, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                           PORTFOLIO FEES AND EXPENSES

     This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Portfolios. For shareholders who acquire portfolio shares through a Qualified Plan or an insurance company separate account as an investment option under variable annuity contracts or variable life insurance policies ("Variable Contracts"), your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Fund and the Portfolios are not parties to that Variable Contract or sponsors of that Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan.

     The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a portfolio that were purchased through an investment in a Qualified Plan, you should consult your administrator for more information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract.

     SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) Not applicable.

                                 I CLASS SHARES
                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)

                                                                                           GROSS                       TOTAL NET
                                                        SHAREHOLDER                       ANNUAL                        ANNUAL
                             MANAGEMENT   DISTRIBUTION   SERVICES                        OPERATING    WAIVERS AND      OPERATING
                                FEES      (12b-1) FEES     FEES      OTHER EXPENSES(2)   EXPENSES    REIMBURSEMENTS    EXPENSES
                             ----------   ------------  -----------  -----------------   ---------   --------------    --------
     ING Baron Asset
       Portfolio                   0.95%            --           --               0.21%       1.16%           (0.11)%       1.05%(3)
     ING Lord Abbett
       U.S. Government
       Securities Portfolio        0.47%            --           --               0.24%       0.71%              --         0.71%
     ING Neuberger Berman
       Partners Portfolio          0.60%            --           --               0.22%       0.82%           (0.15)%       0.67%(3)
     ING Neuberger Berman
       Regency Portfolio           0.75%            --           --               0.22%       0.97%           (0.09)%       0.88%(3)
     ING Pioneer High
       Yield Portfolio             0.60%            --           --               0.21%       0.81%           (0.06)%       0.75%(3)
     ING Templeton Foreign
       Equity Portfolio            0.80%            --           --               0.23%       1.03%           (0.05)%       0.98%(3)

     (1) The table shows the estimated operating expenses for each Portfolio by class as a ratio of expenses to average daily net assets. The Portfolios had not commenced operations as of the date of this Prospectus; therefore, "Other Expenses" are estimated for the current fiscal year.

     (2) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

     (3) ING Life Insurance and Annuity Company ("ILIAC"), the Adviser, has entered into a written expense limitation agreement with the Portfolio under which it will limit expenses of the Portfolio, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by ILIAC within three years. The amount of the Portfolio's expenses proposed to be waived in the ensuing fiscal year is shown under the heading "Waivers and Reimbursements." The expense limitation agreement will continue through at least May 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ILIAC provides written notice of the termination of the expense limitation agreement at least 90 days before the end of the then current term or upon termination of the management agreement.

EXAMPLE

     This Example is intended to help you compare the cost of investing in I Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the I Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5.00% return each year and that the I Class' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                              1 YEAR         3 YEARS
     ING Baron Asset Portfolio (1)                                            $  107          $ 358
     ING Lord Abbett U.S. Government Securities Portfolio                         73            227
     ING Neuberger Berman Partners Portfolio (1)                                  68            247
     ING Neuberger Berman Regency Portfolio (1)                                   90            306
     ING Pioneer High Yield Portfolio (1)                                         77            253
     ING Templeton Foreign Equity Portfolio (1)                                  100            323

----------
     (1) The Example reflects the contractual expense limit for the one-year period and the first year of the three-year period.

                           SUMMARY OF PRINCIPAL RISKS

     The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

     ACTIVE OR FREQUENT TRADING RISK A Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from a Portfolio's performance.

     CONVERTIBLE SECURITIES RISK The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

     CREDIT RISK An issuer may be unable to make principal and interest payments when due. A Portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. A portfolios investment in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities involves credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

     CURRENCY RISK Exposure to foreign currencies may cause the value of a Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

     DEBT SECURITIES RISK The value of debt securities may fall when interest rates rise. Debt securities with large maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

     DEPOSITARY RECEIPT RISK A Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

     DERIVATIVES RISK Loss may result from a Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Portfolio. A Portfolio investing in a derivative instrument could lose more than the principal amount invested.

     EMERGING MARKETS RISK Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging market countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described below are heightened when investing in emerging markets countries.

     EQUITY SECURITIES RISK Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

     FOREIGN MARKETS RISK Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Portfolios limit foreign investments to securities denominated in U.S. dollars, these Portfolios are generally not subject to the risk of changes in currency valuations.

     GEOGRAPHIC FOCUS RISK A Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A Portfolio's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

     HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK When a Portfolio invests in securities rated below investment grade, its credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Portfolio to sell them quickly at an acceptable price. These risks can reduce a Portfolio's share price and the income it earns.

     INTEREST RATE RISK A Portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of any debt securities held by the Portfolio will decline. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

     LARGE POSITIONS RISK A Portfolio may establish significant positions in companies which the sub-adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on a Portfolio's net asset value. A Portfolio's returns may be more volatile than those of a less concentrated portfolio.

     LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

     LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. A Portfolio has the greatest exposure to liquidity risk due to its investments in foreign securities, derivatives, and securities with substantial market and credit risk.

     MANAGER RISK The sub-adviser will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve a Portfolio's objective. The Sub-Adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

     MARKET AND COMPANY RISK The value of the securities in which a Portfolio invests may decline due to changing economic, political or market conditions here or abroad, changes in investor psychology, heavy institutional selling, or due to the financial condition of the company which issued the security.

     MID-CAPITALIZATION COMPANY RISK Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

     MORTGAGE-RELATED SECURITIES RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.

     PREPAYMENT OR CALL RISK Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of a Portfolio because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that a Portfolio buys, have greater potential for losses when interest rates rise than other types of debt securities.

     The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If a Portfolio buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

     PRICE VOLATILITY RISK The value of the Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

     SECTOR RISK A Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a Portfolio that has securities representing a broader range of investments.

     SECTOR ALLOCATION RISK The Sub-Adviser's expectations about the relative performance of the three principal sectors in which a Portfolio invests may be inaccurate and a Portfolio's returns might be less than other funds using similar strategies.

     SECURITIES LENDING RISK There is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may lose the opportunity to sell the securities at a desirable price.

     SMALL-CAPITALIZATION COMPANY RISK Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.

     SMALL- AND MID-CAPITALIZATION COMPANY RISK Investment in small- and mid-capitalization companies involves a substantial risk of loss. Small- and mid-cap companies and the market for their equity securities are more likely to be sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.

     STOCK RISK Stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.

     UNDERVALUED SECURITIES RISK Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Sub-Adviser invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

     U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK Some U.S. Government securities are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

     ZERO-COUPON RISK Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. A Portfolio may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.

               ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

-    TEMPORARY DEFENSIVE INVESTMENT STRATEGY

     Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions.

     When BAMCO determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of ING Baron Asset Portfolio's assets may be invested in cash or cash equivalents such as money market instruments, including U.S. government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments and repurchase agreements. The Portfolio may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, the Portfolio may not achieve its investment objectives.

     At times the ING Lord Abbett U.S. Government Securities Portfolio may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities.

     For temporary defensive purposes, or to manage cash pending investment or payout, ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

     For temporary defensive purposes, including during periods of unusual cash flows, the ING Pioneer High Yield Portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The Portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

     When Templeton believes market or economic conditions are unfavorable for investors, it may invest up to 100% of ING Templeton Foreign Equity Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements. Templeton also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, ING Templeton Foreign Equity Portfolio may be unable to achieve its investment goal.

-    INVESTMENT IN U.S. GOVERNMENT-RELATED ENTITIES

     Each Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

-    ACTIVE TRADING STRATEGY

     ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency, and ING Templeton Foreign Equity Portfolio may engage in active trading to achieve their investment objectives. This may cause these Portfolios to realize higher capital gains as compared to a fund with less active trading, which could increase your tax liability unless you are purchasing shares through a tax-deferred retirement product. Frequent trading also increases transaction costs, which could lower these Portfolios' performance.

     The types of securities in which the Portfolios invest and the investment techniques and practices in which the Portfolios may engage that are not principal investment strategies are discussed, together with their risks, in the Fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the Fund (see back cover for address and phone number).

                            ING BARON ASSET PORTFOLIO

     In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for what it perceives is the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction. The Portfolio may also invest in "special situations," which arise when, in the opinion of BAMCO, the securities of a company will at some point be recognized and appreciate in value due to a specific anticapated development at the company.

              ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

     Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities. The Portfolio generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. In managing the Portfolio, Lord Abbett seeks securities that it expects will produce high current income consistent with reasonable risk. Lord Abbett also seeks to construct a portfolio with an average duration ranging between three and eight years. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Lord Abbett may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

                     ING NEUBERGER BERMAN PARTNERS PORTFOLIO

     The Portfolio seeks to reduce risk by diversifying among many companies and industries. The Portfolio invests mainly in common stocks of mid- to large-capitalization companies. In selecting investments for the Portfolio, Neuberger Berman looks for well-managed companies with strong balance sheets whose stock prices are undervalued. The factors that Neuberger Berman uses to identify such companies may include: strong fundamentals, such as a company's financial, operational, and competitive positions; relatively high operating profit margins and returns; and a sound internal earnings record. Neuberger Berman also may seek other characteristics in a company in which the Portfolio may invest, such as a strong market position relative to competitors; a high level of stock ownership among management; and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman follows a disciplined selling strategy and may sell stock when it reaches a target price, fails to perform as excepted, or when other opportunities appear more attractive.

                     ING NEUBERGER BERMAN REGENCY PORTFOLIO

     The Portfolio seeks to reduce risk by diversifying among companies, sectors and industries. The Portfolio invests mainly in common stocks of mid-capitalization companies. In selecting investments for the Portfolio, Neuberger Berman looks for undervalued companies with high-quality businesses. The factors that Neuberger Berman uses to identify such companies may include: above-average returns on invested capital; strong management teams; and solid balance sheets. This approach is designed to let the Portfolio benefit from potential increases in stock prices while limiting the risks typically associated with stocks. From time to time Neuberger Berman may emphasize investment in sectors that it believes will benefit from market or economic trends. Neuberger Berman follows a disciplined selling strategy and may sell stock when it reaches a target price, fails to perform as excepted, or when other opportunities appear more attractive.

                        ING PIONEER HIGH YIELD PORTFOLIO

     Under normal market conditions, the Portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. Pioneer uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth.

     In assessing the appropriate maturity, rating and sector weighting of the Portfolio's investment portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates, including fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. Pioneer periodically adjusts sector weightings to reflect its outlook on the market for high yield securities.

                     ING TEMPLETON FOREIGN EQUITY PORTFOLIO

     In selecting securities for the Portfolio, Templeton attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

     When Templeton believes market or economic conditions are unfavorable for investors, it may invest up to 100% of the Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements, among others. Templeton also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Portfolio may be unable to achieve its investment objective.

                          MANAGEMENT OF THE PORTFOLIOS

     INVESTMENT ADVISER. ING Life Insurance and Annuity Company serves as the investment adviser for each of the Portfolios. The Adviser is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the SEC as an investment adviser. As of September 30, 2005, the Adviser managed over $10 billion in registered investment company assets. ING Life Insurance and Annuity Company is an indirect, wholly-owned subsidiary of ING Groep N.V., one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep, N.V. offers an array of banking, insurance and asset management services to both individual and institutional investors.

     The Adviser, subject to the supervision of the Board of Directors of the Fund (each a "Director", and collectively, "Directors"), acts as a "manager-of-managers" for the Fund, and oversees the Fund's day-to-day operations and manages the investments of each Portfolio. The Adviser generally delegates to sub-advisers the responsibility for day-to-day management of the investments of each Portfolio, subject to the Adviser's oversight, as is the case for each sub-adviser herein. The Adviser also recommends the appointment of additional or replacement sub-advisers to the Fund's Directors. The Fund and the Adviser have received exemptive relief from the SEC that permits the Adviser and the Fund to add or terminate sub-advisers without shareholder approval. The following table shows the aggregate annual management fee proposed to be paid by each Portfolio for the current fiscal year as a percentage of the Portfolio's average daily net assets:


                        PORTFOLIO                              FEES (AS A % OF AVERAGE DAILY NET ASSETS)
     ING Baron Asset Portfolio                                                  0.95%
     ING Lord Abbett U.S. Government Securities Portfolio                       0.47%
     ING Neuberger Berman Partners Portfolio                                    0.60%
     ING Neuberger Berman Regency Portfolio                                     0.75%
     ING Pioneer High Yield Portfolio                                           0.60%
     ING Templeton Foreign Equity Portfolio                                     0.80%

     For information regarding the basis for the Board's approval of investment advisory and sub-advisory relationships, please refer to the Portfolios' SAI and annual shareholder report for the fiscal year ended December 31, 2005.

     The Adviser is responsible for all of its own costs, including costs of the Adviser's personnel required to carry out its investment advisory duties.

     In addition to paying fees under the Portfolios' applicable Distribution/Shareholder Services Plans, the Portfolios' Adviser or, ING Financial Advisers, LLC ("Distributor"), out of its own resources may pay additional compensation to affiliated and non-affiliated insurance companies that offer variable life and variable annuity contracts ("Variable Contracts") for which the Portfolios serve as underlying investment options, based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Adviser and Distributor may pay this compensation for administrative, recordkeeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive, or other payments may be made as an incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company. These additional payments are not disclosed in a Portfolio Fees and Expenses Table in the Prospectus, and do not increase, directly or indirectly, the fees and expenses payable by a Portfolio. The Adviser and Distributor do not receive any separate fees from the Portfolios for making these payments.

     ILIAC may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or to Qualified Plan participants, if the Portfolio sells to Qualified Plans. ILIAC has entered into service agreements with affiliated insurance companies, including:
     Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee equal to an annual rate of 35 basis points, computed based on assets attributable to contract holders and plan participants with interests in the Portfolios through these insurers, for administrative services provided to the Portfolios. During the year ended December 31, 2004, ILIAC made no payments pursuant to such arrangements with these insurance companies that were applicable to the Portfolios.

     The insurance companies through which investors hold shares of the Portfolios also may pay fees in connection with distribution of Variable Contracts and for services provided to contract owners and/or Qualified Plan participants. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

     SUB-ADVISERS. ING BARON ASSET PORTFOLIO. The Adviser has engaged BAMCO, 767 Fifth Avenue, New York, New York 10153, a subsidiary of Baron Capital Group, Inc., as Sub-Adviser to ING Baron Asset Portfolio. BAMCO has been an investment adviser since March 6, 1987. As of September 30, 2005, BAMCO had $13 billion in mutual fund assets under management.

     Ronald Baron and Andrew Peck have served as the portfolio managers for ING Baron Asset Portfolio since its inception. Mr. Baron, Founder, Chief Executive Officer and Chairman of BAMCO, has managed money for clients since 1975. Mr. Peck, a Vice President of BAMCO, has worked at BAMCO as an analyst since February 1998 and has been a portfolio manager since July 2003.

     ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO. The Adviser has engaged Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302, as Sub-Adviser to ING Lord Abbett U.S. Government Securities Portfolio. Founded in 1920, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management as of September 30, 2005 of approximately $101 billion.

     Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team for the Portfolio and is primarily responsible for the day-to-day management of the Portfolio. Mr. Gerber joined Lord Abbett in 1997 and has managed the Portfolio since its inception.

     The other senior team members are Walter H. Prahl and Robert A. Lee. Mr. Prahl, Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997. Mr. Lee, Partner and Fixed Income Investment Manager, joined Lord Abbett in 1997. Each has managed the Portfolio since its inception.

     ING NEUBERGER BERMAN PARTNERS PORTFOLIO AND NEUBERGER BERMAN REGENCY PORTFOLIO. The Adviser has engaged Neuberger Berman, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 as Sub-Adviser to ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio. As of September 30, 2005, assets under management were approximately
     $99.9 billion.

     S. Basu Mullick serves as the portfolio manager for the ING Neuberger Berman Partners Portfolio and the ING Neuberger Berman Regency Portfolio. Mr. Mullick is a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. Since 1998, Mr. Mullick has managed a Neuberger fund that is managed in a style substantially similar to that in which ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio are managed. He served as a portfolio manager at Ark Asset Management from 1993 to 1998.

     ING PIONEER HIGH YIELD PORTFOLIO. The Adviser has engaged Pioneer, 60 State Street, Boston, Massachusetts 02109, as Sub-Adviser to the ING Pioneer High Yield Portfolio. As of September 30, 2005, assets under management were approximately $187 billion, including over $50 billion in assets under management by Pioneer.

     Margaret D. Patel provides day-to-day management services to the Portfolio. Ms. Patel, a senior vice president of Pioneer, joined Pioneer as a vice president in August 1999 and has been an investment professional since 1972.

     Ms. Patel is supported by a team of fixed income portfolio managers led by Kenneth J. Taubes, who is responsible for overseeing the U.S. and global fixed income team. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Ms. Patel and the team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

     ING TEMPLETON FOREIGN EQUITY PORTFOLIO. The Adviser has engaged Templeton, 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, as Sub-Adviser to ING Templeton Foreign Equity Portfolio. As of September 30, 2005, Templeton's assets under management were approximately $42.9 billion.

     Gary P. Motyl, Guang Yang and Cindy Sweeting serve as the management team for ING Templeton Foreign Equity Portfolio and have managed the Portfolio since its inception. Mr. Motyl, President of Templeton, has primary responsibility for the Portfolio's investments, and has managed certain of the Templeton funds since 1996. In this capacity, he has had primary responsibility for fund investments and has had authority over all aspects of portfolio management. He joined Franklin Templeton Investments in 1981. Mr. Yang and Ms. Sweeting have secondary portfolio management responsibilities. Mr. Yang, Senior Vice President of Templeton, joined Franklin Templeton Investments in 1995 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment for a number of the Templeton funds during this time. Ms. Sweeting, Executive Vice President of Templeton, joined Franklin Templeton Investments in 1997 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment for a number of the Templeton funds during this time.

     The composition of each team may change without notice from time to time.

     Each Sub-Adviser, subject to the supervision of the Adviser and the Directors, is responsible for managing the assets of its respective Portfolio(s) in accordance with the Portfolio's investment objective and policies. Each Sub-Adviser pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

     The Adviser has overall responsibility for monitoring the investment program maintained by each Sub-Adviser for compliance with applicable laws and regulations and the respective Portfolio's investment objective.

     The Adviser pays each Sub-Adviser a fee at an annual rate based on the average daily net asset value of each Portfolio. The Adviser pays the sub-advisory fee out of its advisory fee.

     The SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and each Portfolio Manager's ownership of securities in the Portfolios.

                             PORTFOLIO DISTRIBUTION

     Each Portfolio is distributed by ING Financial Advisers, LLC a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

- HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

     ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

     The distributing broker-dealer for these Portfolios is ING Financial Advisers, LLC. ING Financial Advisers, LLC has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 15 to 25 basis points. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

     The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

     The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

     Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

                             SHAREHOLDER INFORMATION

-    CLASSES OF SHARES

     The Fund offers three classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Initial Class (I Class) is offered pursuant to this Prospectus.

-    NET ASSET VALUE

     The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

     In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of Investment companies held by the Portfolios will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

     Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

     When market quotations are not available or are deemed unreliable, a Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

     - Foreign securities, where a foreign security whose value as of the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE or the closing value is otherwise deemed unreliable;
     - Securities of an issuer that has entered into a restructuring;
     - Securities whose trading has been halted or suspended;
     - Fixed-income securities that have gone into default and for which there are no current market value quotations; and
     - Securities that are restricted to transfer or resale.

     The Portfolios or Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

     When an insurance company or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form.

-    PRICING OF PORTFOLIO SHARES

     Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

-    PURCHASE AND REDEMPTION OF SHARES

     Each Portfolio is available to serve as an investment option through variable annuity and variable life insurance separate accounts and Qualified Plans outside the separate account context. The Portfolios also may be made available to certain investment advisers and their affiliates, management investment companies and other investors permitted under the federal tax regulations and rulings issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your variable annuity or life insurance contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

     The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations and rulings issued by the Internal Revenue Service. However, it is possible that the interests of owners of variable annuity contracts, variable life insurance policies or other permitted investors, for which the Portfolios serve as an investment medium might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan or an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

     The Portfolios may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolios to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

     Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

-    FREQUENT TRADING - MARKET TIMING

     The Portfolios are intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

     The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

     The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.

     Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

     Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective and will be made in a manner that is in the best interest of a Portfolio's shareholders.

-    PORTFOLIO HOLDINGS DISCLOSURE POLICY

     A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., a Portfolio will post the quarter ending June 30 holdings on August 1.) A Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios' website is located at www.ingfunds.com.

-    REPORTS TO SHAREHOLDERS

     The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

-    CUSTODIAN

     The Bank of New York Company, Inc., One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash. The Custodian is also responsible for safekeeping the Trust's assets and for portfolio accounting services for the Portfolios.

-    LEGAL COUNSEL

     Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

-    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, located at 99 High Street, Boston, MA 02110, serves as an independent registered public accounting firm to the Portfolios.

-    DIVIDENDS

     Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

-    TAX MATTERS

     Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity and variable life insurance contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their variable annuity or variable life insurance contract for information regarding the tax consequences of purchasing a contract.

                                   PERFORMANCE

     PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS. The Portfolios have substantially the same investment objective, policies and strategies as one or more existing mutual funds ("Comparable Funds") that are either sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by BAMCO, Lord Abbett, Neuberger Berman, Pioneer or Templeton, as the case may be.

     While the above mentioned Portfolios are managed in a manner similar to that of the Comparable Funds presented, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds' performance.

     The historical performance of the Comparable Funds is presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by the Portfolio. THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS. YOU SHOULD REFER TO THE SEPARATE ACCOUNT PROSPECTUSES, PROSPECTUS SUMMARY OR DISCLOSURE STATEMENT DESCRIBING THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS FOR INFORMATION PERTAINING TO THESE INSURANCE FEES AND CHARGES. THE INSURANCE SEPARATE ACCOUNT FEES WILL HAVE A DETRIMENTAL EFFECT ON THE PERFORMANCE OF THE PORTFOLIOS. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund may be shown for a Portfolio, the sub-advisers of certain of the portfolios may manage substantially similar mutual funds, the performance of which is not shown.

     The following table shows the average annual total return of the Comparable Funds for the stated periods ended September 30, 2005, as well as a comparison with the performance of the applicable benchmark.(1)


                                                                                                                        10 YEARS
                                                                                                                       (OR SINCE
                                                                                 1 YEAR      3 YEARS       5 YEARS     INCEPTION)
     Baron Asset Fund (BARAX)                                                     25.21%       20.24%         3.13%          9.73%
     (Comparable to ING Baron Asset Portfolio)
     Russell Midcap(R) Index                                                      25.10%       25.99%         1.70%         12.59%

     Lord Abbett U.S. Government & Government Sponsored
     Enterprises Fund (LAGVX)                                                      2.56%        2.70%         5.53%          5.55%
     (Comparable to ING Lord Abbett U.S. Government Securities Portfolio)
     Lehman Brothers Government Bond Index(R)                                      2.47%        2.85%         6.28%          6.34%

     Neuberger Berman Partners Fund-Inv. (NPRTX)                                  30.53%       26.01%         6.63%         10.34%
     (Comparable to ING Neuberger Berman Partners Portfolio)
     S&P 500 Index                                                                12.25%       16.71%        (1.49)%         9.48%

     Neuberger Berman Regency Fund-Inv. (NBRVX)                                   24.78%       24.26%        11.06%         13.94%
     (Comparable to ING Neuberger Berman Regency Portfolio)
     Russell Midcap Value(R) Index                                                26.13%       26.68%        13.95%         14.07%

     Pioneer High Yield Fund-Class A (TAHYX)                                       5.88%       16.10%         9.04%         10.84%
     (Comparable to ING Pioneer High Yield Portfolio)
     Merrill Lynch High Yield Mater II Index                                       6.70%       15.73%         7.19%          5.11%
     Merrill Lynch Convertible Bonds (Speculative Quality) Index                   6.72%       18.78%         1.65%          6.78%

     Templeton Institutional Foreign Equity Fund Class I (TFEQX)                  26.48%       26.65%         7.23%          9.93%
     (Comparable to ING Templeton Foreign Equity Portfolio)
     MSCI EAFE Index                                                              25.79%       24.61%         3.13%          5.83%

----------
     (1) The Russell Midcap Index is an unmanaged index that includes the smallest 800 securities of the broad market Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Lehman Brothers Government Bond Index is an unmanaged value weighted Index designed to measure the performance of U.S. Government and government agency securities, less mortgage type securities, with maturities of one year or more. The S& P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Merrill Lynch High Yield Master II Index is a broad-based Index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year. The quality rating is less than BBB by Standard & Poor's. The Merrill Lynch Convertible Bonds (Speculative Quality) Index is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Securities in this index are convertible to U.S. dollar-denominated common stocks, ADRs, or cash equivalents and have an average rating of Ba1/BB+ or lower from Moody's and Standard and Poor's, respectively. The MSCI EAFE Index is an unmanaged index that includes securities traded on 16 exchanges in Europe, Australia and the Far East.

     FINANCIAL HIGHLIGHTS
     Because the Portfolios had not commenced operations as of the date of this Prospectus, financial highlights are not available.

                               ING PARTNERS, INC.

                         7337 EAST DOUBLETREE RANCH RD.
                              SCOTTSDALE, AZ 85258

     For investors who want more information about the Fund, the following documents are available free upon request:

     - STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated December 7, 2005, contains more detailed information about the Fund and is incorporated by reference into (made legally a part of) this prospectus.

     - ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual shareholder reports. In the Fund's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     For a free copy of the SAI or the Fund's annual and semi-annual shareholder reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above. To make shareholder inquiries please visit our website at www.ingfunds.com.

     The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C., 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.


                                        Investment Company Act File No. 811-8319

                               ING PARTNERS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258

                                 (800) 992-0180

                       STATEMENT OF ADDITIONAL INFORMATION

                               December 7, 2005

                            ING BARON ASSET PORTFOLIO

              ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

                     ING NEUBERGER BERMAN PARTNERS PORTFOLIO

                     ING NEUBERGER BERMAN REGENCY PORTFOLIO

                        ING PIONEER HIGH YIELD PORTFOLIO

                     ING TEMPLETON FOREIGN EQUITY PORTFOLIO

                                  INITIAL CLASS
                                  SERVICE CLASS
                                  ADVISER CLASS

This Statement of Additional Information ("SAI") pertains to the Initial Class, Service Class and Adviser Class shares of the Portfolios listed above (each, a "Portfolio," and collectively, the "Portfolios"), each of which is a separate series of ING Partners, Inc. ("Fund"). This SAI is not a Prospectus. This SAI should be read in conjunction with the Prospectuses dated December 7, 2005 for the Initial, Adviser and Service Class Shares ("Prospectuses") of the Portfolios. This SAI is incorporated by reference in its entirety into the Prospectuses.

Copies of the Prospectuses and Annual or Semi-Annual Shareholder Reports (when available) may be obtained upon request and without charge by contacting the Fund at the address or phone number above.

Shares of the Fund are sold to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies ("Variable Contracts"). The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and any Investment Adviser to the Fund as well as to the general accounts of any insurance company whose separate account holds shares of the Fund. Shares of the Fund are currently offered to separate accounts ("Variable Accounts") of insurance companies that are subsidiaries of ING Groep N.V. For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

                                TABLE OF CONTENTS

                                                                                    PAGE
FUND HISTORY                                                                          2
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS                                 2
DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES               3
MANAGEMENT OF THE FUND                                                               25
COMPENSATION OF DIRECTORS                                                            30
COMPENSATION TABLE                                                                   31
CODE OF ETHICS                                                                       34
DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES                                   34
PROXY VOTING PROCEDURES                                                              35
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                           35
INVESTMENT ADVISORY AND OTHER SERVICES                                               36
PRINCIPAL UNDERWRITER                                                                56
BROKERAGE ALLOCATION AND TRADING POLICIES                                            56
DESCRIPTION OF SHARES                                                                57
VOTING RIGHTS                                                                        58
NET ASSET VALUE                                                                      59
TAX STATUS                                                                           60
FINANCIAL STATEMENTS                                                                 62
APPENDIX A                                                                          A-1
APPENDIX B                                                                          B-1

                                  FUND HISTORY

ING Partners, Inc., formerly known as Portfolio Partners, Inc., was incorporated in 1997 in Maryland and commenced operations on November 28, 1997. The Fund changed its name to ING Partners, Inc. effective May 1, 2002. Effective December 7, 2005, each of the Portfolios were organized as a series of the Fund.

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions (each such series individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has authorized thirty seven Portfolios, however not all of the Portfolios are offered in this SAI. The following six Portfolios are described in this SAI: ING Baron Asset Portfolio ("ING Baron Asset"), ING Lord Abbett U.S. Government Securities Portfolio ("ING Lord Abbett U.S. Government"), ING Neuberger Berman Partners Portfolio ("ING Neuberger Berman Partners"), ING Neuberger Berman Regency Portfolio ("ING Neuberger Berman Regency"), ING Pioneer High Yield Portfolio ("ING Pioneer High Yield") and ING Templeton Foreign Equity Portfolio ("ING Templeton Foreign Equity").

The investment policies and restrictions of the Portfolios, set forth below, are matters of fundamental policy for purposes of the 1940 Act, and therefore cannot be changed, with regard to a particular Portfolio, without the approval of a majority of the outstanding voting securities of that Portfolio as defined by the 1940 Act. This means the lesser of: (i) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of a Portfolio.

AS A MATTER OF FUNDAMENTAL POLICY, NO PORTFOLIO WILL:

1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2. Purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered management investment companies;

6. Purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7. Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

WITH RESPECT TO ING PIONEER HIGH YIELD PORTFOLIO ONLY:

9. The Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal conditions, at least 80% of its total assets in below investment grade securities (high yield) debt securities and preferred stocks. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio's investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio's assets.

THE FOLLOWING RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

a. No Portfolio will invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Portfolio has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. A Sub-Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

b. No Portfolio will borrow for leveraging purposes.

c. No Portfolio will make short sales of securities, other than short sales "against the box." This restriction does not apply to transactions involving options, futures contracts, forward commitments, securities purchased on a when-issued or delayed delivery basis, and related options, and other strategic transactions.

d. No Portfolio will purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission ("SEC") and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

WITH RESPECT TO ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO ONLY:

e. No Portfolio will write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time.

GENERAL. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations. If the value of a Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

To the extent required by the SEC regulations, shareholders will be provided with sixty (60) days notice in the manner prescribed by the SEC before any change in a Portfolio's policy to invest at least 80% of its net assets plus borrowings (measured at the time of purchase) in the particular type of investment suggested by its name.

For purposes of applying investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued at market value. In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. Unless otherwise indicated, all limitations applicable to Portfolio investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of the Portfolio's investment portfolio, resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

Unless otherwise noted, with respect to at least 75% of a Portfolio's assets a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the prospectus or this SAI that the sub-adviser reasonably believes is compatible with the investment objectives and policies of that Portfolio.

     DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES

INVESTMENT POLICIES, PRACTICES AND VARIOUS SECURITIES IN GENERAL

U.S. GOVERNMENT SECURITIES-- Each Portfolio may purchase securities issued or guaranteed by the U.S. Treasury or other U.S. Government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. Government agencies or instrumentalities in which a Portfolio may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Portfolios will invest in securities of U.S. Government agencies or instrumentalities only if the Sub-Adviser is satisfied that the credit risk with respect to such instrumentality is minimal.

The Portfolios also may invest in U.S. Treasury obligations, obligations issued or guaranteed by U.S. Government agencies. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Obligations issued or guaranteed by U.S. Government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by full faith and credit of the U.S. Government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"), some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"), others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

BANK OBLIGATIONS-- ING Neuberger Berman Partners and ING Neuberger Berman Regency Portfolios may invest up to 35% of its total assets in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

LOAN PARTICIPATIONS-- ING Pioneer High Yield may invest in loan participations, subject to the Portfolios' limitation on investments in illiquid investments. A loan participation is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of the Portfolio's net assets may be invested in loan participations with the same borrower. The issuing financial institution may have no obligation to a Portfolio other than to pay such Portfolio the proportionate amount of the principal and interest payments it receives.

Loan participations are primarily dependent on the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Portfolio could experience a reduction in its income. The value of that loan participation might also decline. If the issuing financial institution fails to perform its obligation under the participation agreement, the Portfolio might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

Certain Portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (E.G., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some

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companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

The Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolios' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolio currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of the portfolio or assets by the Portfolio.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.

"WHEN-ISSUED" SECURITIES-- ING Baron Asset, ING Lord Abbett U.S. Government and Pioneer High Yield may purchase securities on a "when-issued" or on a "forward delivery" basis. When a Portfolio commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases. Since that policy currently recommends that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Portfolio will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. However, although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, a Portfolio will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

SECURITIES LENDING-- Each Portfolio may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Portfolios would be invested in high quality, short-term money market instruments. The Portfolios currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Portfolio represent not more than one-third of the value of its total assets.

PREFERRED SECURITIES-- Each Portfolio (except ING Lord Abbett U.S. Government) may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock or the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

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CONVERTIBLE SECURITIES-- Each Portfolio (except ING Lord Abbett U.S.
Government) may invest in convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, each Sub-Adviser will give primary emphasis to the attractiveness of the underlying common stock.

Certain Portfolios may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

CORPORATE ASSET-BACKED SECURITIES-- ING Lord Abbett U.S. Government and ING Pioneer High Yield may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security. Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

REPURCHASE AGREEMENTS-- Each of the Portfolios may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the New York Stock Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Sub-Adviser has determined to be of comparable creditworthiness. The securities that a Portfolio purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Portfolio will have the right to liquidate the securities. If, at the time a Portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. The Portfolio's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Portfolio. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Portfolio only enters into repurchase agreements after its Sub-Adviser has determined that the seller is creditworthy, and the Sub-Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin. ING Neuberger Berman Partners and ING Neuberger Berman Regency may enter into repurchase agreements subject to a 15% limit on illiquid securities.

REVERSE REPURCHASE AGREEMENTS-- Each Portfolio may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Portfolio will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price, and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio's outstanding shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Portfolio's commitment to repurchase, such an agreement will not be considered a "senior security" by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio. Transactions in reverse repurchase agreements by ING Lord Abbett U.S. Government may not exceed 20% of fund assets. ING Neuberger Berman Partners and ING Neuberger Berman Regency may not purchase securities if outstanding borrowings, which include any investment in reverse repurchase agreements, exceed 5% of its total assets.

MORTGAGE DOLLAR ROLL TRANSACTIONS-- ING Lord Abbett U.S. Government and ING Pioneer High Yield may engage in mortgage dollar roll transactions. A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Portfolio's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Portfolio's overall limitations on investments in illiquid securities.

SEGREGATED ACCOUNTS-- When a Portfolio enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligation or commitment under such transactions. Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

FLOATING AND VARIABLE RATE INSTRUMENTS-- ING Lord Abbett U.S. Government, ING Neuberger Berman Partners, ING Neuberger Berman Regency and ING Pioneer High Yield may invest in floating rate and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Sub-Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, each Portfolio will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, a Portfolio might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

RESTRICTED SECURITIES-- Each Portfolio (except ING Lord Abbett U.S. Government) may invest in restricted securities governed by Rule 144A under the Securities Act of 1933 and other restricted securities. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Directors (or the fund's) adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Board of Directors has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board of Directors' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio could be adversely affected. ING Pioneer High Yield has no limit with regard to investments in restricted securities as outlined above.

REAL ESTATE INVESTMENT TRUSTS ("REITS")-- ING Baron Asset, ING Pioneer High Yield and ING Templeton Foreign Equity may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986 (the "Code"). A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

UNSEASONED COMPANIES--ING Baron Asset and ING Templeton Foreign Equity may invest in companies (including predecessors) which have operated less than three years, provided that such investment does not cause the investments of the Portfolios in all such issuers to exceed 5% of the value of the total assets of the Portfolio. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record. ING Pioneer High Yield may invest in unseasoned companies without limit.

FOREIGN EQUITY SECURITIES-- Each Portfolio (except ING Lord Abbett U.S. Government) may invest in Foreign equity securities (and foreign currencies) as described in the Prospectus. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities. As a result of its investments in foreign securities, a Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where a Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Portfolio to risk of loss if exchange rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by a Portfolio from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. For each of ING Baron Asset, ING Neuberger Berman Partners and ING Neuberger Berman, each may invest up to 25%, 10% and 10% respectively, in foreign securities. ING Templeton Foreign Equity may invest up to 100% of its assets in foreign equity securities.

FOREIGN DEBT SECURITIES, BRADY BONDS-- ING Lord Abbett U.S. Government, ING Pioneer High Yield and ING Templeton Foreign Equity may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that the Portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

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Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt-restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Portfolios' investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS -- Each Portfolio may invest in ADRs, which are certificates issued by a U.S. depository (usually a bank) that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the

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depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio's custodian in five days. A Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency. ADRs will be considered to be denominated in U.S. dollars and not treated as "foreign securities" for purposes of the limitations on such investments. ING Pioneer High Yield may also invest in Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs).

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS")-- ING Templeton Foreign Equity may invest in PFICs. Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. The Portfolios are subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's assets may be invested in such securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES-- Each Portfolio may invest in securities of other investment companies, subject to limitations under the 1940 Act. Among other things, these limitations currently restrict the Portfolios' aggregate investments in other investment companies to no more than 10% of a Portfolio's total assets. A Portfolio's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those funds. At the same time, the Portfolios would continue to pay their own management fees and expenses with respect to all their investments, including the securities of other investment companies. The Portfolios may invest in the shares of other investment companies when, in the judgment of the Sub-Advisers, the potential benefits of the investment outweigh the payment of any management fees and expenses.

EXCHANGE TRADED FUNDS ("ETFS")-- These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. ING Pioneer High Yield may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

WARRANTS AND STOCK PURCHASE RIGHTS-- Each Portfolio (except ING Lord Abbett U.S. Government) may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.

ING Pioneer High Yield Portfolio may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

ZERO COUPON, DEFERRED INTEREST AND PIK BONDS-- Fixed income securities that ING Baron Asset and ING Templeton Foreign Equity may invest in include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). If Pioneer High Yield invests in certain pay-in-kind securities, zero-coupon securities, deferred interest securities, or, in general, in any other securities with original issue discount (or with market discount if the fund elects to include a discount in income currently), the Portfolio generally must accrue income on such investment for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. ING Lord Abbett U.S. Government may invest in zero coupon bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

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SHORT-TERM CORPORATE DEBT SECURITIES AND COMMERCIAL PAPER-- Certain of the
Portfolios, including ING Baron Asset, ING Lord Abbett U.S. Government, ING Neuberger Berman Partners, ING Neuberger Berman Regency and ING Pioneer High Yield may invest in short-term corporate debt securities and commercial paper. ING Templeton Foreign Equity may invest in commercial paper. Short-term corporate debt securities are outstanding, nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates. Commercial paper are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

ING Neuberger Berman Partners and ING Neuberger Berman Regency may each invest up to 35% of its net assets in short-term corporate debt securities or commercial paper, provided that such securities or commercial paper has received the highest rating from S&P or Moody's or is deemed to be of comparable quality by Neuberger Berman.

RISK OF INVESTING IN LOWER RATED FIXED-INCOME SECURITIES-- Certain of the Portfolios, as set forth below, may invest in lower rated fixed-income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or by Fitch IBCA, Investors Service ("Fitch") and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

A Portfolio may also invest in high-yield, below investment grade fixed-income securities, which are rated Ba or lower by Moody's or BB or lower by S&P or by Fitch, or, if unrated, of comparable quality. No minimum rating standard is required by the Portfolios. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. High-yield, below investment grade, fixed-income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Sub-Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market. For a description of the rating categories described above, see the attached Appendix A.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, a Portfolio may receive a capital loss on its investment if the security was purchased at a premium and a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Portfolio.

While a Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the Portfolios' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality. To the extent a Portfolio invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Sub-Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds which are described above. For each of ING Baron Asset, ING Lord Abbett U.S. Government and ING Templeton Foreign Equity, the Portfolios may invest up to 35%, 5% and 5%, respectively, in lower rated fixed-income securities.

SHORT SALES AGAINST THE BOX--ING Lord Abbett U.S. Government and ING Pioneer High Yield may make short sales "against the box," i.e., when a security identical to one owned by these Portfolios is borrowed and sold short. If a Portfolio enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

MORTGAGE-RELATED SECURITIES--A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers. ING Lord Abbett U.S. Government may invest extensively in mortgage-related securities. ING Baron Asset will limit its investment in mortgage-related securities to 5% of the Portfolio's total assets.

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AGENCY-MORTGAGE-RELATED SECURITIES: The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. Government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

FANNIE MAE SECURITIES: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

FEDERAL HOME LOAN MORTGAGE CORPORATION SECURITIES: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES: GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Portfolios to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolios may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Portfolios. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations ("CMOs") are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool

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may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Portfolios consider GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. Government securities for purposes of each Portfolio's investment policies.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. The Portfolios limit their investments in privately issued mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Portfolios may invest in, among other things, "parallel pay" CMOs, Planned Amortization Class CMOs ("PAC Bonds") and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. The Portfolios will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. Government and U.S. Government Mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities. Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

ADDITIONAL RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

STRIPPED MORTGAGE-BACKED SECURITIES-- ING Lord Abbett U.S. Government and ING Pioneer High Yield may invest in stripped mortgage-backed securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a

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Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

SWAPS, CAPS, FLOORS AND COLLARS-- Among the transactions into which ING Baron Asset, ING Lord Abbett U.S. Government and ING Templeton Foreign Equity may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. A Portfolio may also enter into options on swap agreements ("swap options"). The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Sub-Adviser and the Portfolio believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Sub-Adviser. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Certain of the Portfolios may also enter into options on swap agreements ("swap options"). A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Whether a Portfolio's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit a Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

EURODOLLAR INSTRUMENTS-- ING Pioneer High Yield may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

MUNICIPAL BONDS AND OTHER OBLIGATIONS-- ING Lord Abbett U.S. Government and ING Pioneer High Yield may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Portfolio would hold the longer-term security, which could experience substantially more volatility.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The Portfolio may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolio also may purchase Municipal Bonds due to changes in the Sub-Adviser's evaluation of the issuer or cash needs resulting from redemption requests for Portfolio shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Portfolio's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

A Portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Portfolio's Municipal Bonds in the same manner.

The mortgage derivatives that ING Pioneer High Yield fund may invest in include interests in collateralized mortgage obligations, real estate mortgage investment conduits and stripped mortgage-backed securities.

OPTIONS ON SECURITIES-- Each Portfolio may purchase and write (sell) call and put options on securities. A Portfolio may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its Portfolio. The Portfolios may only sell calls on securities if such calls are "covered," as explained below. A Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

A Portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Portfolio wants to purchase at a later date. A Portfolio may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option sold by a Portfolio is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities held in its portfolio. A call option is considered offset, and thus held in accordance with regulatory requirements, if a Portfolio holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). If a put option is sold by a Portfolio, the Portfolio will maintain liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmark on its records), or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is equal to or greater than the exercise price of the put sold or where the exercise price of the put held is less than the exercise price of the put sold if the Portfolio maintains in a segregated account with the custodian (or earmarks on its records), liquid securities with an aggregate value equal to the difference.

Effecting a closing transaction in the case of a sold call option will permit a Portfolio to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Portfolio to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit a Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a Portfolio, provided that another option on such security is not sold.

A Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Portfolio is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Portfolio is more than the premium paid for the original purchase. Conversely, a Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

A Portfolio may sell options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then sell a call option against that security. The exercise price of the call a Portfolio determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

A Portfolio may also sell combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By entering into a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by a Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Portfolio may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

In certain instances, a Portfolio may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call"), or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Portfolio than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
(ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

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OPTIONS ON STOCK INDICES-- Each Portfolio (except ING Baron Asset and ING
Lord Abbett U.S. Government) may purchase and sell call and put options on stock indices. A Portfolio generally may sell options on stock indices for the purpose of increasing gross income and to protect the Portfolio against declines in the value of securities they own or increases in the value of securities to be acquired, although a Portfolio may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Portfolio's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

A Portfolio may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Sub-Adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its Portfolio. When a Portfolio covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Portfolio may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or
(b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A Portfolio may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Portfolio will receive a premium from selling a put or call option, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Portfolio has sold a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's stock investments. By selling a put option, the Portfolio assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Portfolio correlate with changes in the value of the index, selling covered put options on indices will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A Portfolio may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

The purchase of call options on stock indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

               FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each Portfolio (except ING Baron Asset Fund) may engage in the following types of transactions:

FUTURES CONTRACTS-- Each Portfolio may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield ("speculation").

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the date and cannot be "exercised" at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable--a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, a Portfolio may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

When a Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

OPTIONS ON FUTURES CONTRACTS-- Each Portfolio may purchase and sell options to buy or sell futures contracts in which they may invest ("options on futures contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by a Portfolio in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on futures contracts that are sold or purchased by a Portfolio on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges or in some cases over the counter or on an electronic trading facility.

A Portfolio may sell call options on futures contracts only if it also (a) purchases the underlying futures contract, (b) owns the instrument, or instruments included in the index, underlying the futures contract, or (c) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held (i) is equal to or less than the exercise price of the call sold or (ii) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A Portfolio may sell put options on futures contracts only if it also
(A) sells the underlying futures contract, (B) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract, or (C) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put

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

held is less than the exercise price of the put sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with it its custodian (or earmarked on its records). Upon the exercise of a call option on a futures contract sold by a Portfolio, the Portfolio will be required to sell the underlying futures contract which, if the Portfolio has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by the Portfolio is exercised, the Portfolio will be required to purchase the underlying futures contract which, if the Portfolio has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has sold is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio's losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is 39 projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY-- Each Portfolio (except ING Baron Asset, ING Neuberger Berman Partners and ING Neuberger Berman Regency) may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. Forward contracts may be used for hedging to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each Portfolio intends to enter into forward contracts for hedging purposes. In particular, a forward contract to sell a currency may be entered into where the Portfolio seeks to protect against an anticipated increase in the rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. The Portfolio also may enter into a forward contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Portfolio may enter into forward contracts for "cross hedging" purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. The Portfolios may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolio will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Portfolio's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

A Portfolio will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, a Portfolio may purchase a given foreign currency through a forward contract if, in the judgment of the Sub-Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Portfolio may sell the currency through a forward contract if the Sub-Adviser believes that its value will decline relative to the dollar.

A Portfolio will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth above may be restricted.

A Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Sub-Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities.

OPTIONS ON FOREIGN CURRENCIES-- Each Portfolio (except ING Baron Asset) may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may sell options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options sold by the Portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, the Portfolio also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. The Portfolios may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

RISKS ASSOCIATED WITH INVESTING IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A PORTFOLIO'S SECURITIES-- A Portfolio's abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio's securities. In the case of futures and options based on an index, the Portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. The use of forward contracts for cross-hedging purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a Portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, the Portfolio would experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which the Portfolio has a position and the portfolio securities the Portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, a Portfolio may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Portfolio will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Portfolio enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Portfolio sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a Portfolio's holdings. When a Portfolio sells an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, the Portfolio may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Portfolio's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a Portfolio may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. A Portfolio will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A Portfolio also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the Portfolio to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET-- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While a Portfolio will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if a Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN-- Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Portfolio enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Portfolio or decreases in the prices of securities or other assets the Portfolio intends to acquire. Where a Portfolio enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

TRADING AND POSITION LIMITS-- The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various boards of trade have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-Advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Portfolios.

RISKS OF OPTIONS ON FUTURES CONTRACTS-- The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES--Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions.

Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike many transactions entered into by a Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over the counter options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over the counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over the counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over the counter contracts, and the Portfolio could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over the counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into an over the counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser.

Options on securities, options on stock indexes, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over the counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over the counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS-- Each Portfolio will engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

The staff of the SEC has taken the position that over-the-counter options and assets used to cover sold over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Portfolio, cannot exceed 15% of a Portfolio's assets (the "SEC illiquidity ceiling"). Although the Sub-Advisers may disagree with this position, each Sub-Adviser intends to limit the Portfolios' selling of over-the-counter options in accordance with the following procedure. Also, the contracts a Portfolio has in place with such primary dealers provide that the Portfolio has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Portfolio may also sell over the counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

The policies described above are not fundamental and may be changed without shareholder approval, as may each Portfolio's investment objective.

TEMPORARY DEFENSIVE POSITIONS-- During periods of unusual market conditions when a Sub-Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a Portfolio may invest up to 100% of its assets in cash, or cash equivalents, including but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. See the "Temporary Defensive Investment Strategies" in the Prospectus for each Portfolio's temporary defensive strategy.

PORTFOLIO TURNOVER-- Each Portfolio may sell a portfolio investment soon after its acquisition if the sub-adviser believes that such a disposition is consistent with the Portfolio's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. ING Pioneer High Yield may not engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Portfolio. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Portfolio's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

                             MANAGEMENT OF THE FUND

Directors

The investments and administration of the Fund are under the direction of the Fund's Board of Directors ("Board"). Set forth in the table below is information about each Director of the Fund.

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                                  TERM OF OFFICE                                COMPLEX
                                POSITION(S) HELD  AND LENGTH OF   PRINCIPAL OCCUPATION(S) -   OVERSEEN BY   OTHER DIRECTORSHIPS HELD
     NAME, ADDRESS AND AGE         WITH FUND      TIME SERVED(1)   DURING THE PAST 5 YEARS    DIRECTOR(2)         BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

JOHN V. BOYER                   Director          November 1997   Executive Director, The    160            None
7337 East Doubletree Ranch Rd.                    - Present       Mark Twain House &
Scottsdale, Arizona 85258                                         Museum(4) (September
Age:  52                                                          1989 - Present).

J. MICHAEL EARLEY(3)            Director          January 2005 -  President and Chief        160            None
7337 East Doubletree Ranch Rd.                    Present         Executive Officer,
Scottsdale, Arizona 85258                                         Bankers Trust Company,
Age:  60                                                          N.A. (June 1992 -
                                                                  Present).

R. BARBARA GITENSTEIN(3)        Director          January 2005 -  President, College of      160            None
7337 East Doubletree Ranch Rd.                    Present         New Jersey (January 1999
Scottsdale, Arizona 85258                                         - Present).
Age:  57

PATRICK W. KENNY                Director          March 2002 -    President and Chief        160            Assured Guaranty Ltd.
7337 East Doubletree Ranch Rd.                    Present         Executive Officer,                        (November 2003 -
Scottsdale, Arizona 85258                                         International Insurance                   Present).
Age:  62                                                          Society (June 2001 -
                                                                  Present).

WALTER H. MAY(3)                Director          January 2005 -  Retired.                   160            BestPrep Charity
7337 East Doubletree Ranch Rd.                    Present                                                   (September 1991 -
Scottsdale, Arizona 85258                                                                                   Present).
Age:  68

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                                  TERM OF OFFICE                                COMPLEX
                                POSITION(S) HELD  AND LENGTH OF   PRINCIPAL OCCUPATION(S) -   OVERSEEN BY   OTHER DIRECTORSHIPS HELD
     NAME, ADDRESS AND AGE         WITH FUND      TIME SERVED(1)   DURING THE PAST 5 YEARS    DIRECTOR(2)         BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
JOCK PATTON(3)                  Chairman and      January 2005 -  Private Investor (June     160            JDA Software Group, Inc.
7337 East Doubletree Ranch Rd.  Director          Present         1997 - Present).                          (January 1999 -
Scottsdale, Arizona 85258                                         Formerly, Director and                    Present); Swift
Age:  59                                                          Chief Executive Officer,                  Transportation Co.
                                                                  Rainbow Multimedia                        (March 2004 - Present).
                                                                  Group, Inc. (January
                                                                  1999 - December 2001).

DAVID W.C. PUTNAM(3)            Director          January 2005 -  President and Director,    160            Progressive Capital
7337 East Doubletree Ranch Rd.                    Present         F.L. Putnam Securities                    Accumulation Trust
Scottsdale, Arizona 85258                                         Company, Inc. (July                       (August 1998 - Present);
Age:  66                                                          1978 - Present).                          Principled Equity Market
                                                                                                            Trust (November 1996 -
                                                                                                            Present), Mercy
                                                                                                            Endowment Foundation
                                                                                                            (September 1995 -
                                                                                                            Present); Asian American
                                                                                                            Bank and Trust Company
                                                                                                            (June 1992 - Present);
                                                                                                            and Notre Dame Health
                                                                                                            Care Center (July 1991
                                                                                                            - Present).

ROGER B. VINCENT(3)             Director          January 2005 -  President, Springwell      160            AmeriGas Propane, Inc.
7337 East Doubletree Ranch Rd.                    Present         Corporation (March 1989                   (January 1998 -
Scottsdale, Arizona 85258                                         - Present).                               Present).
Age:  60

RICHARD A. WEDEMYER(3)          Director          January 2005 -  Retired. Formerly, Vice    160            Touchstone Consulting
7337 East Doubletree Ranch Rd.                    Present         President - Finance and                   Group (June 1997 -
Scottsdale, Arizona 85258                                         Administration, The                       Present); and Jim Henson
Age:  69                                                          Channel Corporation                       Legacy (April 1994 -
                                                                  (June 1996 - April                        Present).
                                                                  2002);  Formerly,
                                                                  Trustee, First Choice
                                                                  Funds (February 1997 -
                                                                  April 2001).

INTERESTED DIRECTORS

THOMAS J. MCINERNEY(3) (5)(6)   Director          January 2005 -  Chief Executive Officer,   205            Equitable Life Insurance
7337 East Doubletree Ranch Rd.                    Present         ING US Financial                          Co., Golden American
Scottsdale, Arizona 85258                                         Services (January 2005 -                  Life Insurance Co., Life
Age:  49                                                          Present); General                         Insurance Co. of
                                                                  Manager and Chief                         Georgia, Midwestern
                                                                  Executive Officer, US                     United Life Insurance
                                                                  Financial Services                        Co., ReliaStar Life
                                                                  (December 2003 -                          Insurance Co., Security
                                                                  December 2004); Chief                     Life of Denver, Security
                                                                  Executive Officer, ING                    Connecticut Life
                                                                  US Financial Services                     Insurance Co., Southland
                                                                  (September 2001 -                         Life Insurance Co., USG
                                                                  December 2003); and                       Annuity and Life
                                                                  General Manager and                       Company, and United Life
                                                                  Chief Executive Officer,                  and Annuity Life
                                                                  US Worksite Financial                     Insurance Co., Inc.;
                                                                  Services (December 2000                   Ameribest Life Insurance
                                                                  - September 2001).                        Co.; First Columbine
                                                                                                            Life Insurance Co.; and
                                                                                                            Metro Atlanta Chamber of
                                                                                                            Commerce (January 2003 -
                                                                                                            Present).

JOHN G. TURNER(3) (5)           Director          January 2005 -  Retired. Formerly, Vice    160            Hormel Foods Corporation
7337 East Doubletree Ranch Rd.                    Present         Chairman of ING Americas                  (March 2000 - Present);
Scottsdale, Arizona 85258                                         (September 2000 - January                 ShopKo Stores, Inc.
Age:  66                                                          2002); Chairman and Chief                 (August 1999 - present);
                                                                  Executive Officer of                      Conseco, Inc. (September
                                                                  ReliaStar Financial Corp.                 2003 - Present).
                                                                  and ReliaStar Life
                                                                  Insurance Company (July
                                                                  1993 - September 2000);
                                                                  Director of ReliaStar
                                                                  Life Insurance Company of
                                                                  New York (April 1975 -
                                                                  December 2001); Director
                                                                  of Northern Life
                                                                  Insurance Company (March
                                                                  1985 - April 2000); and
                                                                  Chairman and Trustee of
                                                                  the Northstar affiliated
                                                                  investment companies (May
                                                                  1993 - 2001).

(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Director who is not an "interested person" of the Fund, as defined in the 1940 Act, ("Independent Directors"), shall retire from service as a Director at the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) For the purposes of this table, "Fund Complex" means the following investment companies: The Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust and USLICO Series Fund.

(3) Commenced service as a Director on January 1, 2005. Prior to January 1, 2005, these Directors were members of the board of directors of the other Funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds.

(4) Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company ("ILIAC") has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.


(5) Messrs. McInerney and Turner are deemed to be "interested persons" as defined in the Investment Company Act of 1940, because of their relationship with ING Groep, N.V., the parent corporation of the investment adviser, ILIAC and ING Financial Advisers, LLC, the distributor of the Funds.


(6) Mr. McInerney is also a director of the following investment companies; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolios, Inc.; ING GET Fund; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

OFFICERS

                                                              TERM OF OFFICE AND                  PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE       POSITIONS HELD WITH FUND  LENGTH OF TIME SERVED(1)             DURING THE LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY                President, Chief          May 2003 - Present        President, Chief Executive Officer and Chief
7337 East Doubletree Ranch Rd.   Executive Officer                                   Operating Officer, ING Investments, LLC(2)
Scottsdale, Arizona 85258        and Chief Operating                                 (December 2000 - Present). Formerly, Senior
Age:  56                         Officer                                             Executive Vice President and Chief Operating
                                                                                     Officer, ING Investments, LLC (2) (April
                                                                                     1995 - December 2000).

STANLEY D. VYNER                 Executive Vice President  January 2005 - Present    Executive Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                       LLC(2) (July 2000 - Present) and Chief
Scottsdale, Arizona 85258                                                            Investment Risk Officer (January 2003 -
Age:  55                                                                             Present).  Formerly, Chief Investment Officer
                                                                                     of the International Portfolios, ING
                                                                                     Investments, LLC(2) (August 2000 - January
                                                                                     2003).

MICHAEL J. ROLAND                Executive Vice President  January 2005 - Present    Executive Vice President (December 2001 -
7337 East Doubletree Ranch Rd.                                                       Present) and Chief Compliance Officer (October
Scottsdale, Arizona 85258                                                            2004 - Present), ING Investments, LLC(2).
Age:  47                                                                             Formerly, Chief Financial Officer and
                                                                                     Treasurer, ING Investments, LLC(2) (December
                                                                                     2001 - March 2005); and Senior Vice President,
                                                                                     ING Investments, LLC(2) (June 1998 - December
                                                                                     2001).

JOSEPH M. O'DONNELL              Chief Compliance Officer  January 2005 - Present    Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Rd.                                                       (November 2004 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                            President, Chief Legal Counsel, Chief
Age:  51                                                                             Compliance Officer and Secretary of Atlas
                                                                                     Securities, Inc., Atlas Advisers, Inc. and
                                                                                     Atlas Funds (October 2001 - October 2004); and
                                                                                     Chief Operating Officer and General Counsel of
                                                                                     Matthews International Capital Management LLC
                                                                                     and Vice President and Secretary of Matthews
                                                                                     International Funds (August 1999 - May 2001).

TODD MODIC                       Senior Vice President,    March 2005 - Present      Senior Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.   Chief Principal                                     LLC(3) (April 2005 - Present).  Formerly, Vice
Scottsdale, Arizona 85258        Financial Officer and                               President, ING Funds Services, LLC(3)
Age:  38                         Assistant Secretary                                 (September 2002 - March 2005); Director of
                                                                                     Financial Reporting, ING Investments, LLC(2)
                                                                                     (March 2001 - September 2002); and Director of
                                                                                     Financial Reporting, Axient Communications,
                                                                                     Inc. (May 2000 - January 2001).

ROBERT S. NAKA                   Senior Vice President     January 2005 - Present    Senior Vice President (August 1999 - Present)
7337 East Doubletree Ranch Rd.                                                       and Assistant Secretary (October 2001 -
Scottsdale, Arizona 85258                                                            Present), ING Funds Services, LLC(3).
Age:  42

                                                              TERM OF OFFICE AND                  PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE       POSITIONS HELD WITH FUND  LENGTH OF TIME SERVED(1)             DURING THE LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON             Senior Vice President     January 2005 - Present    Senior Vice President, ING Investments, LLC(2)
7337 East Doubletree Ranch Rd.                                                       (October 2003 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                            President and Assistant Secretary, ING
Age:  41                                                                             Investments, LLC(2) (October 2001 - October
                                                                                     2003); and Assistant Vice President, ING Funds
                                                                                     Services, LLC(3) (November 1999 - January
                                                                                     2001).

LAURIE M. TILLINGHAST            Vice President            May 2003 - Present        Vice President, ING Life Insurance and Annuity
151 Farmington Ave.                                                                  Company (December 2000 - Present). Formerly,
Hartford, Connecticut 06156                                                          Vice President, Aetna Retirement Services, Fund
Age:  53                                                                             Strategy and Management (December 1995 -
                                                                                     December 2000); and Directory and President,
                                                                                     ING Partners, Inc. (November 1997 - May 2003).

ROBYN L. ICHILOV                 Vice President and        January 2005 - Present    Vice President and Treasurer, ING Funds
7337 East Doubletree Ranch Rd.   Treasurer                                           Services, LLC(3) (October 2001 - Present) and
Scottsdale, Arizona 85258                                                            ING Investments, LLC(2) (August 1997
                                                                                     - Present).
Age:  38

LAUREN D. BENSINGER              Vice President            January 2005 - Present    Vice President and Chief Compliance Officer,
7337 East Doubletree Ranch Rd.                                                       ING Funds Distributor, LLC(4) (July 1995 -
Scottsdale, Arizona 85258                                                            Present); and Vice President, ING Investments,
Age:  51                                                                             LLC(2) (February 2003 - Present). Formerly,
                                                                                     Chief Compliance Officer, ING Investments,
                                                                                     LLC(2) (October 2001 - October 2004).

MARIA M. ANDERSON                Vice President            January 2005 - Present    Vice President, ING Funds Services, LLC (3)
7337 East Doubletree Ranch Rd.                                                       (September 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                            Assistant Vice President, ING Funds Services
Age:  47                                                                             LLC(3) (October 2001 - September 2004); and
                                                                                     Manager of Fund Accounting and Fund Compliance,
                                                                                     ING Investments, LLC(2) (September 1999 -
                                                                                     October 2001).

MARY A. GASTON                   Vice President            March 2005 - Present      Vice President, ING Funds Services, LLC(3)
7337 East Doubletree Ranch Rd.                                                       (April 2005 - Present). Formerly, Assistant
Scottsdale, Arizona 85258                                                            Vice President, Financial Reporting,
Age:  39                                                                             ING Funds Services LLC(3) (April 2004 - April
                                                                                     2005); Manager, Financial Reporting, ING Funds
                                                                                     Services LLC(3) (August 2002 - April 2004); and
                                                                                     Controller, Z Seven Fund, Inc. and Ziskin Asset
                                                                                     Management, Inc. (January 2000 - March 2002).

SUSAN P. KINENS                  Assistant Vice President  January 2005 - Present    Assistant Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                       LLC(3) (December 2002 - Present); and has held
Scottsdale, Arizona 85258                                                            various other positions with ING Funds
Age:  28                                                                             Services, LLC(3) for more than the last five
                                                                                     years.

KIMBERLY K. PALMER               Assistant Vice President  January 2005 - Present    Assistant Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                       LLC(3) (August 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                            Manager, Registration Statements, ING Funds
Age:  48                                                                             Services, LLC(3) (May 2003 - August 2004);
                                                                                     Associate Partner, AMVESCAP PLC (October 2000 -
                                                                                     May 2003); and Director of Federal Filings and
                                                                                     Blue Sky Filings, INVESCO Funds Group, Inc.
                                                                                     (March 1994 - May 2003).

HUEY P. FALGOUT, JR.             Secretary                 August 2003 - Present     Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                       Services (September 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                            Counsel, ING Americas, U.S. Legal Services
Age:  42                                                                             (November 2002 - September 2003); and Associate
                                                                                     General Counsel of AIG American General
                                                                                     (January 1999 - November 2002).

THERESA K. KELETY                Assistant Secretary       August 2003 - Present     Counsel, ING Americas, U.S. Legal Services
7337 East Doubletree Ranch Rd.                                                       (April 2003 - Present). Formerly Senior
Scottsdale, Arizona 85258                                                            Associate with Shearman & Sterling (February
Age:  42                                                                             2000 - April 2003).

ROBIN R. NESBITT                 Assistant Secretary       August 2004 - Present     Supervisor, Board Operations, ING Funds
7337 East Doubletree Ranch Rd.                                                       Services, LLC(3) (August 2003 - Present).
Scottsdale, Arizona 85258                                                            Formerly, Senior Legal Analyst, ING Funds
Age:  32                                                                             Services, LLC(3) (August 2002 - August 2003);
                                                                                     Associate, PricewaterhouseCoopers (January 2001
                                                                                     - August 2001); and Paralegal, McManis,
                                                                                     Faulkner & Morgan (May 2000 - December 2000).

(1) The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD

The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Portfolios' activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance.

FREQUENCY OF BOARD MEETINGS

The Board currently conducts regular meetings seven (7) times a year. The Audit and Valuation, Proxy and Brokerage Committees also meet regularly four (4) times per year, the Investment Review Committee meets six (6) times per year, the Contracts Committee meets seven (7) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each committee listed below operates pursuant to a Charter approved by the Board.

COMMITTEES

Prior to January 1, 2005, the Board consisted of the following three members; John Boyer, Richard Johnson and Patrick Kenny. The meetings reported as of December 31, 2005 were attended by the current committee members listed below.


The Board has established an Executive Committee to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two (2) Independent Directors and two (2) Directors who are "interested persons," as defined in the 1940 Act. The following Directors serve as members of the Executive Committee: Messrs. , McInerney, May and Patton. Mr. Patton serves as Chairperson of the Committee. The Executive Committee held three (3) meetings during the fiscal year ended December 31, 2005.


The Board has an Audit Committee whose functions include, among others, meeting with the independent registered public accounting firm of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four (4) Independent Directors: Messrs. Earley, Kenny, Vincent, and Putnam. Mr. Earley serves as Chairperson of the Committee. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2005.


The Board has a Valuation, Proxy and Brokerage Committee (formerly, the Valuation and Proxy Voting Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Portfolios for which market value quotations are not readily available, overseeing management's administration of proxy voting and overseeing the effectiveness of the investment adviser's usage of the Funds' brokerage and the investment adviser's compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee currently consists of five (5) Independent Directors:
Dr. Gitenstein and Messrs. May, Boyer, Patton, and Wedemeyer and Dr. Gitenstein. Mr. May serves as Chairperson of the Committee. The Valuation, Proxy and Brokerage Committee held four (4) meetings during the fiscal year ended December 31, 2005 as the Valuation and Proxy Voting Committee.

The Board has established a Nominating and Governance Committee (formerly, the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition at the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Portfolios' Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, in connection with a shareholder meeting to elect Directors, any such submission must be delivered to the Portfolios' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee consists of four (4) Independent
Directors: Dr. Gitenstein and Messrs. May, Kenny and Wedemeyer. Dr. Gitenstein serves as Chairperson of the Committee. The Nominating and Governance Committee held six (6) meetings during the fiscal year ended December 31, 2005.

The Board has established an Investment Review Committee to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Directors and two (2) Directors who are "interested persons," as defined in the 1940 Act of the Fund: Messrs. Kenny, Putnam, Earley, Turner, McInerney and Vincent. Mr. Vincent serves as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

The Investment Review Committee for the Domestic Equity Funds held six (6) meetings during the fiscal year ended December 31, 2005. The Investment Review Committee for the International and Fixed Income Funds currently consists of five (5) Independent Directors and one (1) Director who is an "interested person" as defined in the 1940 Act of the Fund: Dr. Gitenstein and Messrs. Patton, May, Boyer, McInerney and Wedemeyer. Mr. Wedemeyer serves as Chairperson of the International and Fixed Income Funds Investment Review Committee for the International and Fixed Income Funds. The Investment Review Committee for the International and Fixed Income Funds held six (6) meetings during the fiscal year ended December 31, 2005.


The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of three (3) Independent Directors: Messrs. Boyer, Earley and Patton. Mr. Boyer serves as Chairperson of the Committee. The Compliance Committee held seven (7) meetings during the fiscal year ended December 31, 2005.


The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors/Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) responding to the Directors/Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors/Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors/Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors/Trustees. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee essentially consists of five (5) Independent Directors/Trustees: Messrs. Boyer, May, Patton, Vincent and Wedemeyer. Mr. Vincent serves as Chairperson of the Committee. The Contracts Committee held six (6) meetings during the fiscal year ended December 31, 2005.

                            COMPENSATION OF DIRECTORS

Each Portfolio pays each Director who is not an interested person a PRO RATA share, as described below of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, May, Boyer, Wedemeyer and Dr. Gitenstein, as Chairpersons of committees of the Board, each receive an additional annual retainer of $30,000, $20,000, $10,000, $10,000, $20,000 and $10,000(1), respectively) (additionally, as
Chairperson of the Investment Review and Contracts Committees, Mr. Vincent receives an additional retainer of $20,000 and $15,000, respectively); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The PRO RATA share paid by each Portfolio is based on each Portfolio's average net assets as a percentage of the average net assets of all the portfolios/funds managed by the Investment Adviser or its affiliates, Directed Services, Inc. and ING Investments, LLC, for which the Directors serve in common as Directors/Trustees.

The following table sets forth information provided by the Portfolios' investment adviser regarding the estimated future compensation of Directors by each portfolio and other portfolios/funds managed by ILIAC and its affiliates for the fiscal year ended December 31, 2005. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from a Portfolio or any other portfolios/funds managed by the investment adviser or its affiliates.

(1) The Chairperson for the Nominating and Governance Committee is paid on a quarterly basis and only if the Nominating and Governance Committee has been active. The compensation per quarter to the Chairperson is $2500, which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $10,000.

                               COMPENSATION TABLE

                                          ING LORD                                ING
                                         ABBETT U.S.        ING NEUBERGER      NEUBERGER
       NAME OF          ING BARON        GOVERNMENT            BERMAN            BERMAN         ING PIONEER         ING TEMPLETON
       PERSON,            ASSET          SECURITIES           PARTNERS          REGENCY          HIGH YIELD        FOREIGN EQUITY
      POSITION          PORTFOLIO         PORTFOLIO           PORTFOLIO        PORTFOLIO         PORTFOLIO            PORTFOLIO
John V. Boyer             $  90             $  50               $  25            $  20             $  85                $ 260
Director

J. Michael Earley(1)      $  90             $ 160               $  80            $  50             $  70                $ 305
Director

Barbara                   $ 125             $ 160               $  80            $  50             $  90                $ 295
Gitenstein(1)
Director

Patrick W. Kenny          $  60             $  30               $  15            $  15             $  70                $ 210
Director

Walter H. May(1)          $ 160             $ 195               $ 100            $  60             $ 110                $ 370
Director

Thomas J
McInerney(1)(2)             N/A               N/A                 N/A              N/A               N/A                  N/A
Director

Jock Patton(1)            $ 155             $ 190               $  95            $  60             $ 105                $ 350
Director

David W.C. Putnam(1)      $ 125             $ 160               $  80            $  50             $  90                $ 300
Director

John G. Turner(1)(2)        N/A               N/A                 N/A              N/A               N/A                  N/A
Director

Roger Vincent(1)          $ 135             $ 160               $  85            $  50             $  95                $ 315
Director

Richard A.                $ 135             $ 165               $  85            $  50             $  90                $ 310
Wedemeyer(1)
Director

                                                 PENSION OR
                                                 RETIREMENT                                             TOTAL COMPENSATION
                                                  BENEFITS                   ESTIMATED                 FROM REGISTRANT AND
                                                 ACCRUED AS                    ANNUAL                          FUND
                                                PART OF FUND               BENEFITS UPON                 COMPLEX PAID TO
                                                  EXPENSES                 RETIREMENT (3)                DIRECTORS(4) (5)
John V. Boyer                                        N/A                         N/A                     $        92,625
Director

Paul S. Doherty(6)                                   N/A                         N/A                     $       106,000
Director

J. Michael Earley(1)                                 N/A                         N/A                     $        91,000
Director

Barbara Gitenstein(1)                                N/A                         N/A                     $       104,000
Director

Patrick W. Kenny                                     N/A                         N/A                     $        75,625
Director

Walter H. May(1)                                     N/A                         N/A                     $       130,000
Director

Thomas J. McInerney(1)(2)                            N/A                         N/A                                 N/A
Director

Jock Patton(1)                                       N/A                         N/A                     $       126,000
Director

David W.C. Putnam(1)                                 N/A                         N/A                     $       101,000
Director

Blaine E. Rieke(6)                                   N/A                         N/A                     $       102,000
Director

John G. Turner(1)(2)                                 N/A                         N/A                                 N/A
Director

Roger Vincent(1)                                     N/A                         N/A                     $       110,000
Director

Richard A. Wedemeyer(1)                              N/A                         N/A                     $       110,000
Director

(1) Commenced services as Director on January 1, 2005. Prior to January 1, 2005, these Directors were members of the board of directors of the other Funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds, therefore compensation paid is estimated.

(2) "Interested Person" as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser, ILIAC and ING Financial Advisers, LLC, the distributor of the Funds. Officers and Directors who are interested persons do not receive any compensation from the Fund.

(3) The ING Funds have adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director for one year of service.

(4) Represents compensation from 177 funds (total estimated in complex as of December 31, 2005).

(5) Director compensation includes compensation paid by Funds that are not discussed in the Prospectus or SAI.

(6) Retired as Director on December 31, 2004.

                          OWNERSHIP OF PORTFOLIO SHARES

The following table describes each Director's ownership of equity securities of a Portfolio of the Fund and the aggregate holdings of shares of equity securities of all Portfolios of the Fund for the calendar year ended December 31, 2004.

                                                                             AGGREGATE DOLLAR RANGE OF
                                                                              EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT COMPANIES
                                       DOLLAR RANGE OF EQUITY                       OVERSEEN BY
                                         SECURITIES IN EACH               DIRECTOR IN FAMILY OF INVESTMENT
   NAME OF DIRECTOR                     PORTFOLIO OF THE FUND                        COMPANIES
INDEPENDENT DIRECTORS
John V. Boyer                                   None                                    None
J. Michael Earley(1)                            None                             $50,001 - 100,000
R. Barbara Gitenstein(1)                        None                             $50,001 - 100,000
Patrick W. Kenny                                None                                    None
Walter H. May(1)                                None                               Over $100,000

Jock Patton(1)                                  None                             $10,001 - 50,000
David W. C. Putnam(1)                           None                               Over $100,000
Roger B. Vincent(1)                             None                               Over $100,000
Richard A. Wedemeyer(1)                         None                             $50,001 - 100,000
DIRECTORS WHO ARE "INTERESTED
PERSONS"
Thomas J. McInerney(1)                          None                               Over $100,000
John G. Turner(1)                               None                               Over $100,000

(1) Commenced services as Director on January 1, 2005. Prior to January 1, 2005, these Directors were members of the board of directors of the other Funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds.

                  INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Fund's investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Portfolios (not including registered investment companies) as of December 31, 2004.

                                      NAME OF
                                    OWNERS AND
                                   RELATIONSHIP            VALUE OF          TITLE OF                          PERCENTAGE
    NAME OF DIRECTOR                TO DIRECTOR            COMPANY            CLASS           SECURITIES        OF CLASS
John V. Boyer                          N/A                   N/A               N/A                $ 0              N/A
J. Michael Earley(1)                   N/A                   N/A               N/A                $ 0              N/A
R. Barbara Gitenstein(1)               N/A                   N/A               N/A                $ 0              N/A
Patrick W. Kenny                       N/A                   N/A               N/A                $ 0              N/A
Walter H. May(1)                       N/A                   N/A               N/A                $ 0              N/A
Jock Patton(1)                         N/A                   N/A               N/A                $ 0              N/A
David W. C. Putnam(1)                  N/A                   N/A               N/A                $ 0              N/A
Roger B. Vincent(1)                    N/A                   N/A               N/A                $ 0              N/A
Richard A. Wedemeyer(1)                N/A                   N/A               N/A                $ 0              N/A

(1) Commenced services as Director on January 1, 2005. Prior to January 1, 2005, these Directors were members of the board of directors of the other Funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other Funds in the ING Complex of Funds.

                                 CODE OF ETHICS

The Board of Directors, ILIAC (as Adviser) and ING Financial Advisers, LLC (as principal underwriter) have adopted a Code of Ethics or written supervisory procedures (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Portfolio. The Codes allow trades to be made in securities that may be held by a Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information. Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

               DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES

The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Portfolio posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (E.G., a Portfolio will post the quarter-ending June 30 holdings on August 1).

Each Portfolio also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolios' shares and most third parties may receive the Portfolios' annual or semi-annual reports, or view on ING's website, the Portfolios' portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING's website, a Portfolio may provide its portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so. Specifically, a Portfolio's disclosure of its portfolio holdings may include disclosure:

- To the Portfolios' independent registered public accounting firm, named herein, for use in providing audit opinions;

- To financial printers for the purpose of preparing Portfolio regulatory filings;

- For the purpose of due diligence regarding a merger or acquisition;

- To a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;

- To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more data from the Portfolios than is posted on the Fund's website;

- To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the

Portfolio;

- To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolio; or

- To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.

In instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Fund's Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Portfolios' portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Portfolios' shareholders, on the one hand, and those of the Portfolios' investment adviser, sub-adviser, principal underwriter or any affiliated person of a Portfolio, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Portfolios' administrator to implement the Fund's Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolios' shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the investment adviser, sub-adviser, principal underwriter and their affiliates. The Fund's Board has authorized the senior officers of the Portfolios' administrator to authorize the release of the Portfolios' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolios' administrator reports quarterly to the Fund's Board regarding the implementation of the Policies.

Each Portfolio has the following ongoing arrangements with certain third parties to provide such Portfolios' portfolio holdings:

                                                                                               TIME LAG BETWEEN DATE OF
                                                                                                 INFORMATION AND DATE
           PARTY                             PURPOSE                    FREQUENCY                INFORMATION RELEASED
-----------------------------------------------------------------------------------------------------------------------
Institutional Shareholder          Proxy Voting & Class Action         Daily                   None
Services, Inc.                     Services
Charles River Development          Compliance                          Daily                   None

All of the arrangements in the table above are subject to the Policies adopted by the Fund's Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Fund's Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Portfolios will be disclosed to the Fund's Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolios, the investment adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies

                             PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures, which require the Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation, Proxy and Brokerage Committee to oversee the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of the Adviser, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shares of the Portfolios will be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates and other investment companies.

As of the date of this SAI, no one owned of record or, to the knowledge of the Fund, beneficially, more than 5% or more of the outstanding shares of any class of the Portfolios addressed herein.

Shareholders owning more than 25% or more of the outstanding shares of a Portfolio may take actions without the approval of other investors in the Fund. See "Voting Rights" below.

As of the date of this SAI, the Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of any class of the Portfolios addressed herein.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING"). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. The Adviser's principal office and offices of its affiliated companies referred to herein are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

INVESTMENT ADVISORY AGREEMENT. Under the Investment Advisory Agreement and subject to the direction of the Board of Directors of the Fund, ILIAC has responsibility, among other things, to (i) select the securities to be purchased, sold or exchanged by each Portfolio, and place trades on behalf of each Portfolio, or delegate such responsibility to one or more Sub-Advisers;
(ii) supervise all aspects of the operations of the Portfolios; (iii) obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of each Portfolio's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each Sub-Adviser for the Portfolios and the Sub-Advisers' compliance programs to ensure that the Portfolio's assets are invested in compliance with the Sub-advisory Agreement and the Portfolio's investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Portfolio, as filed with the SEC under the 1933 Act and the 1940 Act; (v) allocate Portfolio assets among the Sub-Advisers; (vi) review all data and financial reports prepared by each Sub-Adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each Sub-Adviser to share information it obtains with each Sub-Adviser concerning the effect of developments and data on the investment program maintained by the Sub-Adviser; (viii) oversee all matters relating to the offer and sale of the Portfolios' shares, the Fund's corporate governance, reports to the Board, contracts with all third parties on behalf of the Portfolios for services to the Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Portfolios' operations; and (ix) take other actions that appear to ILIAC and the Board to be necessary.

The Investment Advisory Agreement provides that ILIAC shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolio, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Fund who are employees of ILIAC or an affiliated entity and any salaries and employment benefits payable to those persons.

The Investment Advisory Agreement has an initial term of just under two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act, of the Fund or of ING, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Portfolio without penalty at any time on sixty days' written notice by (i) the Directors,
(ii) a majority vote of the outstanding voting securities of that Portfolio, or
(iii) ILIAC. The Investment Advisory Agreement terminates automatically in the event of assignment.

In considering the Investment Advisory Agreement and each Sub-Advisory Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant.

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, in relation to approving the Investment Advisory Agreement and each Sub-Advisory Agreement for each of the Portfolios.

ING BARON ASSET PORTFOLIO

In determining whether to approve the advisory and sub-advisory agreements for Baron Asset Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement should be approved. The materials provided to the Board in support of the Portfolio's advisory and sub-advisory arrangements included the following: (1) a memorandum presenting management's rationale for requesting the launch of the new Portfolio that discusses, among other things, the performance of BAMCO in managing a similar fund and comparing such performance against an appropriate selected peer group, as determined based upon a methodology approved by the Board; (2) information about the Portfolio's investment portfolio, objective and strategies; (3) FACT sheets for the Portfolio that provide information about the performance of a fund managed in a style substantially similar to that in which Baron Asset Portfolio would be managed and the performance of the Portfolio's peer group;
(4) responses from ILIAC to questions posed by Kirkpatrick & Lockhart Nicholson Graham LLP ("K&LNG"), independent legal counsel, on behalf of the Non-Interested Directors; (5) supporting documentation, including copies of the forms of plans and the forms of Investment Advisory and Sub-Advisory Agreements for the Portfolio; and (6) other information relevant to the Board's evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ILIAC and BAMCO in the context of Fund oversight and investment management.

At the November 2005 Board meeting at which the advisory and sub-advisory agreements were considered, the Board received and evaluated the report of the Domestic Equity Investment Review Committee, which had met with the proposed managers to the new Portfolio. The Board also considered that the Portfolio would be subject to the standard policies and procedures of the Fund previously approved by the Board for other series of the Fund and approved in accordance with Rule 38a-1 under the Investment Company Act of
1940.   The Board also noted that, in managing the Portfolio, ILIAC and BAMCO would be subject to procedures adopted pursuant to Rule 206(4)-7 under the

Investment Advisers Act of 1940 that had been previously approved by the Board.

The Board's consideration of whether to approve the Investment Advisory Agreement with ILIAC on behalf of the Portfolio took into account factors that included the following: (1) the nature and quality of the services to be provided by ILIAC to Baron Asset Portfolio under the proposed Investment Advisory Agreement; (2) ILIAC's experience as a manager-of-managers overseeing Fund sub-advisers to other Funds within the ING Funds complex;
(3) ILIAC's strength and reputation within the industry; (4) the fairness of the compensation under the Investment Advisory Agreement in light of the services to be provided to Baron Asset Portfolio and taking into account the sub-advisory fees payable by ILIAC to BAMCO; (5) the fairness of the compensation under the Investment Advisory Agreement with a level fee that does not include breakpoints; (6) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to other similarly-managed funds in a comparable selected peer group, including management's analysis that (a) the proposed advisory fee for the Portfolio is above the median and the average advisory fees of the funds in the Portfolio's selected peer group, and slightly greater than one standard deviation above the average, and (b) the proposed expense ratio for the Portfolio is only slightly above the median and average expense ratios for the funds in the Portfolio's selected peer group, and well within one standard deviation of the average; (7) the projected profitability to ILIAC when sub-advisory fees payable by ILIAC to BAMCO are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ILIAC, including its management team's expertise in the management of other funds; (9) ILIAC's compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by ILIAC at regular Board meetings, and in anticipation of the September meeting, with respect to its capabilities as a manager-of-managers; and (11) "fall-out benefits" to ILIAC and its affiliates and benefits to the shareholders from the Portfolio's relationship with ING.

In reviewing the Sub-Advisory Agreement with BAMCO, the Board also considered a number of factors, including, but not limited to, the following:
(1) ILIAC's view of the reputation of BAMCO as a manager to similar funds;
(2) BAMCO's strength and reputation in the industry; (3) BAMCO's experience and skill in managing a similar mutual fund in a mid-cap style; (4) the nature and quality of the services to be provided by BAMCO under the proposed Sub-Advisory Agreement; (5) the prior performance the Portfolio would be managed, compared to the relevant index and category rankings and averages;
(6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of BAMCO, including its management team's expertise in the management of a similar fund in a mid-cap style, and its fit among the stable of managers in the ING Funds line-up; (7) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of BAMCO, as the Portfolio's sub-adviser; (8) the costs for the services to be provided by BAMCO, including that it would charge a 60 basis point fee, without breakpoints, and the representation that these costs will be paid by ILIAC;
(9) BAMCO's operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of another Fund in the ING Funds complex; (10) BAMCO's financial condition; (11) the appropriateness of the selection of BAMCO in light of the Portfolio's investment objective and prospective investor base and its ability to deliver capacity in the mid-cap sector; and (12) BAMCO's Code of Ethics, which has previously been approved for another ING Fund, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ILIAC to BAMCO is reasonable in the context of all factors considered by the Board; and (4) each of ILIAC and BAMCO maintains an appropriate compliance program, with this conclusion based upon the Board's previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the investment advisory and sub-advisory contracts for Baron Asset Portfolio. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

In determining whether to approve the advisory and sub-advisory agreements for ING Lord Abbett U.S. Government Securities Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement should be approved for the Portfolio.
 The materials provided to the Board in support of the Portfolio's advisory and sub-advisory arrangements included the following: (1) a memorandum presenting management's rationale for requesting the launch of the new Portfolio that discusses, among other things, the performance of Lord Abbett in managing a similar government securities fund and comparing such performance against an appropriate selected peer group, as determined based upon a methodology approved by the Board; (2) information about the Portfolio's investment portfolio, objective and strategies; (3) FACT sheets for the Portfolio that provide information about the performance of a proprietary fund managed in a style substantially similar to that in which the Portfolio would be managed and the performance of the Portfolio's peer group; (4) responses from ILIAC to questions posed by K&LNG, independent legal counsel, on behalf of the Non-Interested Directors; (5) supporting documentation, including copies of the forms of plans and the forms of Investment Advisory and Sub-Advisory Agreements for Government Securities Portfolio; and (6) other information relevant to the Board's evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ILIAC in the context of Fund oversight and investment management.

At the November 2005 Board meeting at which the advisory and sub-advisory agreements were considered, the Board received and evaluated the report of the International Equity and Fixed Income Investment Review Committee, which had met with the proposed managers to the new Portfolio. The Board also considered that the Portfolio would be subject to the standard policies and procedures of the Fund, previously approved by the Board for other series of the Fund and approved in accordance with Rule 38a-1 under the Investment Company Act of 1940. The Board also noted that, in managing the Portfolio, ILIAC and Lord Abbett would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 which, in the case of ILIAC had been previously approved by the Board. In the case of Lord Abbett, the Board considered, among other things, a representation from the Fund's Chief Compliance Officer that, in his view, Lord Abbett's written policies and procedures are reasonably designed to prevent violation of the federal securities laws.

The Board's consideration of whether to approve the Investment Advisory Agreement with ILIAC on behalf of the Portfolio took into account factors that included the following: (1) the nature and quality of the services to be provided by ILIAC to the Portfolio under the proposed Investment Advisory Agreement; (2) ILIAC's experience as a manager-of-managers overseeing Fund sub-advisers to other Funds within the ING Funds complex; (3) ILIAC's strength and reputation within the industry; (4) the fairness of the compensation under the Investment Advisory Agreement in light of the services to be provided to the Portfolio and taking into account the sub-advisory fees payable by ILIAC to Lord Abbett; (5) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the advisory fee; (6) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to other similarly-managed funds in a comparable selected peer group, including management's analysis that (a) the proposed advisory fee for the Portfolio is above the median and the average advisory fees of the funds in the Portfolio's selected peer group, but is well within one standard deviation of the average, and (b) the proposed expense ratio for the Portfolio is above the median and average expense ratios for the funds in the Portfolio's selected peer group, but well within one standard deviation of the average expense ratio; (7) the projected profitability to ILIAC when sub-advisory fees payable by ILIAC to Lord Abbett are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ILIAC, including its management team's expertise in the management of other Funds; (9) ILIAC's compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by ILIAC at regular Board meetings, and in anticipation of the November meeting, with respect to its capabilities as a manager-of-managers; and (11) "fall-out benefits" to ILIAC and its affiliates and benefits to the shareholders from the Portfolio's relationship with ING.

In reviewing the Sub-Advisory Agreement with Lord Abbett, the Board also considered a number of factors, including, but not limited to, the following: (1) ILIAC's view of the reputation of Lord Abbett as a manager to similar funds; (2) Lord Abbett's strength and reputation in the industry; (3) Lord Abbett's experience and skill in managing a similar government securities fund; (4) the information that had been provided by Lord Abbett in anticipation of the September meeting, with respect to its sub-advisory services in general and its management of fixed income products in particular; (5) the nature and quality of the services to be provided by Lord Abbett under the proposed Sub-Advisory Agreement; (6) the consistent long-term prior performance of another fund sub-advised by Lord Abbett in a style similar to that in which the Portfolio would be managed, compared to the relevant index and category rankings and averages; (7) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Lord Abbett, including its management team's expertise in the management of a fixed income, government securities fund, and its fit among the stable of managers in the ING Funds line-up; (8) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of Lord Abbett as the Portfolio's sub-adviser; (9) the costs for the services to be provided by Lord Abbett, including that it would charge a sub-advisory fee with breakpoints, and that the sub-advisory fee would be payable out of ILIAC's management fee and, therefore, these breakpoint discounts would affect the fees payable by ILIAC; (10) Lord Abbett's operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and certified to by the Fund's Chief Compliance Officer; (11) Lord Abbett's financial condition; (12) the appropriateness of the selection of Lord Abbett in light of the Portfolio's investment objective and prospective investor base; and (13) Lord Abbett's Code of Ethics, presented and approved at the November meeting, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ILIAC to Lord Abbett is reasonable in the context of all factors considered by the Board; and (4) each of ILIAC and Lord Abbett maintains an appropriate compliance program, with this conclusion based upon the Board's previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the investment advisory and sub-advisory contracts for Lord Abbett U.S. Government Securities Portfolio. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING NEUBERGER BERMAN PARTNERS PORTFOLIO AND ING NEUBERGER BERMAN REGENCY
PORTFOLIO

In determining whether to approve the advisory and sub-advisory agreements for Neuberger Berman Regency Portfolio and Neuberger Berman Partners Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement for each of the two Portfolios and should be approved. The materials provided to the Board in support of each of the Portfolio's respective advisory and sub-advisory arrangements included the following: (1) a memorandum presenting management's rationale for requesting the launch of the new Portfolios that discusses, among other things, the performance of Neuberger Berman in managing a similar mid capitalization value fund, in the case of Neuberger Berman Regency Portfolio, and a large cap blend fund managed in a style comparable to that in which Neuberger Berman Partners Portfolio would be managed, with such performance, in each case, being compared against an appropriate selected peer group, as determined based upon a methodology approved by the Board; (2) information about each Portfolio's investment portfolio, objective and strategies; (3) FACT sheets for the Portfolios that provide information about the performance of proprietary funds managed in a style substantially similar to that in which Neuberger Berman Regency Portfolio and Neuberger Berman Partners Portfolio would be managed and the performance of Neuberger Berman Regency and Neuberger Berman Partners Portfolios respective peer groups; (4) responses from ILIAC to questions posed by independent legal counsel, on behalf of the Non-Interested Directors; (5) supporting documentation, including copies of the forms of plans and the forms of Investment Advisory and Sub-Advisory Agreements for each of the Portfolios; and (6) other information relevant to the Board's evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ILIAC in the context of Fund oversight and investment management and the information provided by Neuberger Berman in advance of the Board meeting approving the two new Portfolios.

At the November 2005 Board meeting at which the advisory and sub-advisory agreements were considered, the Board received and evaluated the report of the Domestic Equity Investment Review Committee, which had met with the proposed managers to the new Portfolios. The Board also considered that the Portfolios would be subject to the standard policies and procedures of the Fund, previously approved by the Board for other series of the Fund and approved in accordance with Rule 38a-1 under the Investment Company Act of 1940. The Board also noted that, in managing the Portfolio, ILIAC and Neuberger Berman would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 which, in the case of ILIAC had been previously approved by the Board. In the case of Neuberger Berman, the Board considered, among other things, a representation from the Fund's Chief Compliance Officer that, in his view, Neuberger Berman's written policies and procedures are reasonably designed to prevent violation of the federal securities laws.

The Board's consideration of whether to approve the Investment Advisory Agreement with ILIAC on behalf of the Portfolios took into account factors that included the following: (1) the nature and quality of the services to be provided by ILIAC to the Portfolios under the proposed Investment Advisory Agreement; (2) ILIAC's experience as a manager-of-managers overseeing Fund sub-advisers to other Funds within the ING Funds complex; (3) ILIAC's strength and reputation within the industry; (4) the fairness of the compensation under the Investment Advisory Agreement in light of the services to be provided to the Portfolios and taking into account the sub-advisory fees payable by ILIAC to Neuberger Berman; (5) the fairness of the compensation under the Investment Advisory Agreement with a level fee applicable to each Portfolio that does not include breakpoints; (6) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to other similarly-managed funds in a comparable selected peer group, including management's analysis that (a) the proposed advisory fee for Neuberger Berman Regency Portfolio is above the median and the average advisory fees of the funds in Neuberger Berman Regency Portfolio's selected peer group, but is within one standard deviation of the average, (b) the proposed expense ratio for Neuberger Berman Regency Portfolio is substantially below the median and average expense ratios for the funds in the Portfolio's selected peer group, (c) the proposed advisory fee for Neuberger Berman Partners Portfolio is below the median and the average advisory fees of the funds in Neuberger Berman Partners Portfolio's selected peer group, and (d) the proposed expense ratio for Neuberger Berman Partners Portfolio is substantially below the median and average expense ratios for the funds in the Portfolio's selected peer group; (7) the projected profitability to ILIAC when sub-advisory fees payable by ILIAC to Neuberger Berman are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ILIAC, including its management team's expertise in the management of other Funds; (9) ILIAC's compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by ILIAC at regular Board meetings, and in anticipation of the November meeting, with respect to its capabilities as a manager-of-managers; and (11) "fall-out benefits" to ILIAC and its affiliates and benefits to the shareholders from the Portfolios relationship with ING.

In reviewing the Sub-Advisory Agreement with Neuberger Berman, the Board also considered a number of factors, including, but not limited to, the following: (1) ILIAC's view of the reputation of Neuberger Berman as a manager to similar funds; (2) Neuberger Berman's strength and reputation in the industry; (3) in the case of Neuberger Berman Regency Portfolio, Neuberger Berman's experience and skill in managing a similar mid-cap value fund and its ability to deliver capacity in the constrained mid-cap sector;
(3) for Neuberger Berman Partners Portfolio, Neuberger Berman's experience and skill in managing a large cap blend fund managed in a style substantially similar to that in which Neuberger Berman Partners Portfolio would be managed; (5) the information that had been provided by Neuberger Berman in anticipation of the November meeting, with respect to its sub-advisory services in general and its management of mid-cap value and large cap blend products in particular; (5) the nature and quality of the services to be provided by Neuberger Berman under the proposed Sub-Advisory Agreement; (6) the prior performance of other funds sub-advised by Neuberger Berman in styles similar to that in which Neuberger Berman Regency Portfolio and Neuberger Berman Partners Portfolio would be managed, compared to the relevant indices and category rankings and averages; (7) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Neuberger Berman, including its management teams' respective expertise in the management of mid-cap value and large-cap blend funds, and its fit among the stable of managers in the ING Funds line-up; (8) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of Neuberger Berman, as

Neuberger Berman Regency Portfolio's and Neuberger Berman Partners Portfolio's sub-adviser; (9) the costs for the services to be provided by Neuberger Berman, including that it would charge a sub-advisory fees with breakpoints, and that the sub-advisory fee would be payable out of ILIAC's management fee and, therefore, these breakpoint discounts would affect the fees payable by ILIAC; (10) Neuberger Berman's operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and certified to by the Fund's Chief Compliance Officer; (11) Neuberger Berman's financial condition; (12) the appropriateness of the selection of Neuberger Berman in light of Neuberger Berman Regency Portfolio's and Neuberger Berman Partners Portfolio's respective investment objective and prospective investor bases; and (13) Neuberger Berman's Code of Ethics, presented and approved at the September meeting, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Portfolios' proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolios' estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ILIAC to Neuberger Berman is reasonable in the context of all factors considered by the Board; and (4) each of ILIAC and Neuberger Berman maintains an appropriate compliance program, with this conclusion based upon the Board's previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the investment advisory and sub-advisory contracts for Neuberger Berman Regency and Neuberger Berman Partners Portfolios. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING PIONEER HIGH YIELD PORTFOLIO

In determining whether to approve the advisory and sub-advisory agreements for Pioneer High Yield Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement should be approved for the Portfolio. The materials provided to the Board in support of the Portfolio's advisory and sub-advisory arrangements included the following: (1) a memorandum presenting management's rationale for requesting the launch of the new Portfolio that discusses, among other things, the performance of Pioneer in managing a similar high yield fund, with such performance being compared against an appropriate selected peer group, as determined based upon a methodology approved by the Board; (2) information about the Portfolio's investment portfolio, objective and strategies; (3) FACT sheets for the Portfolio that provide information about the performance of a proprietary fund managed in a style substantially similar to that in which the Portfolio would be managed and the performance of the Portfolio's peer group; (4) responses from ILIAC to questions posed by independent legal counsel, on behalf of the Non-Interested Directors; (5) supporting documentation, including copies of the forms of plans and the forms of Investment Advisory and Sub-

Advisory Agreements for the Portfolio; and (6) other information relevant to the Board's evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ILIAC and Pioneer in the context of Fund oversight and investment management.

At the November 2005 Board meeting at which the advisory and sub-advisory agreements were considered, the Board received and evaluated the report of the International Equity and Fixed Income Investment Review Committee, which had met with the proposed managers to the new Portfolio. The Board also considered that the Portfolio would be subject to the standard policies and procedures of the Fund, previously approved by the Board for other series of the Fund and approved in accordance with Rule 38a-1 under the Investment Company Act of 1940. The Board also noted that, in managing the Portfolio, ILIAC and Pioneer would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board.

The Board's consideration of whether to approve the Investment Advisory Agreement with ILIAC on behalf of the Portfolio took into account factors that included the following: (1) the nature and quality of the services to be provided by ILIAC to the Portfolio under the proposed Investment Advisory Agreement; (2) ILIAC's experience as a manager-of-managers overseeing Fund sub-advisers to other Funds within the ING Funds complex; (3) ILIAC's strength and reputation within the industry; (4) the fairness of the compensation under the Investment Advisory Agreement in light of the services to be provided to the Portfolio and taking into account the sub-advisory fees payable by ILIAC to Pioneer; (5) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the advisory fee; (6) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to other similarly-managed funds in a comparable selected peer group, including management's analysis that (a) the proposed advisory fee for the Portfolio is slightly above the median and the average advisory fees of the funds in the Portfolio's selected peer group, but is well within one standard deviation of the average, and (b) the proposed expense ratio for the Portfolio is below the median and average expense ratios for the funds in the Portfolio's selected peer group; (7) the projected profitability to ILIAC when sub-advisory fees payable by ILIAC to Pioneer are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ILIAC, including its management team's expertise in the management of other Funds; (9) ILIAC's compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by ILIAC at regular Board meetings, and in anticipation of the November meeting, with respect to its capabilities as a manager-of-managers; and (11) "fall-out benefits" to ILIAC and its affiliates and benefits to the shareholders from the Portfolio's relationship with ING.

In reviewing the Sub-Advisory Agreement with Pioneer, the Board also considered a number of factors, including, but not limited to, the following: (1) ILIAC's view of the reputation of Pioneer as a manager to similar funds; (2) Pioneer's strength and reputation in the industry; (3) Pioneer's experience and skill in managing a similar fixed income, high yield fund; (4) the nature and quality of the services to be provided by Pioneer under the proposed Sub-Advisory Agreement; (5) the prior performance of another fund sub-advised by Pioneer in a style similar to that in which the Portfolio would be managed, compared to the relevant index and category rankings and averages; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Pioneer, including its management team's expertise in the management of a similar fixed income, high yield fund, and its fit among the stable of managers in the ING Funds line-up; (7) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of Pioneer, as the Portfolio's sub-adviser; (8) the costs for the services to be provided by Pioneer, including that it would charge a sub-advisory fee with breakpoints, and that the sub-advisory fee would be payable out of ILIAC's management fee and, therefore, these breakpoint discounts would affect the fees payable by ILIAC; (9) Pioneer's operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of other Funds in the ING Funds complex; (10) Pioneer's financial condition; (11) the appropriateness of the selection of Pioneer in light of the Portfolio's investment objective and prospective investor base; and (12) Pioneer's Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ILIAC to Pioneer is reasonable in the context of all factors considered by the Board; and (4) each of ILIAC and Pioneer maintains an appropriate compliance program, with this conclusion based upon the Board's previous and ongoing review of the compliance program.
 Based on these conclusions and other factors, the Board voted to approve the investment advisory and sub-advisory contracts for Pioneer High Yield Portfolio. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

In determining whether to approve the advisory and sub-advisory agreements for Templeton Foreign Equity Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement for the Portfolio should be approved. The materials provided to the Board in support of the Portfolio and its advisory and sub-advisory arrangements included the following: (1) a memorandum presenting management's rationale for recommending the launch of the Portfolio that discusses, among other things, (a) the expense structure of the proposed

Portfolio, (b) the experience and reputation of Templeton, (c) the performance of Templeton in managing a proprietary fund managed in a style substantially similar to that in which the Portfolio would be managed, with such performance being compared against an appropriate benchmark, Morningstar Category Average, and Selected Peer Group, and (d) the Portfolio's fit within the ING Funds line-up as a new international value fund option; (2) information about the Portfolio's investment portfolio, objective, and strategies; (3) FACT sheets for the Portfolio that provide information about the performance of a proprietary fund managed by Templeton in a style substantially similar to that in which the Portfolio would be managed and the performance of the Portfolio's proposed Selected Peer Group; (4) responses from Templeton to questions posed by K&LNG, independent legal counsel, on behalf of the IPI Non-Interested Directors; (5) supporting documentation, including copies of the forms of Investment Advisory and Sub-Advisory Agreements for the Portfolio; and (6) other information relevant to the Board's evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ILIAC in the context of ILIAC's oversight of Fund sub-advisers.

At the November 2005 Board meeting at which the advisory and sub-advisory agreements were considered, the Board received and evaluated the report of the Domestic Equity Investment Review Committee, which had met with the proposed managers to the new Portfolio. The Board also considered that the Portfolio would be subject to the standard policies and procedures of the Fund, previously approved by the Board for other series of the Fund and approved in accordance with Rule 38a-1 under the Investment Company Act of 1940. The Board also noted that, in managing the Portfolio, ILIAC and Templeton would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board.

The Board's consideration of whether to approve the Investment Advisory Agreement with ILIAC on behalf of the Portfolio took into account factors
that included the following:   (1) the nature and quality of the services to
be provided by ILIAC to the Portfolio under the proposed Investment Advisory Agreement; (2) ILIAC's experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex; (3) ILIAC's strength and reputation within the industry, particularly its reputation as a manager-of-managers of international value funds; (4) the fairness of the compensation under the proposed Investment Advisory Agreement, in light of the services to be provided to the Portfolio and taking into account sub-advisory fees payable by ILIAC to Templeton; (5) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's advisory fee, which result in lower fees at higher asset levels; (6) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its proposed Selected Peer Group, including management's analysis that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is equal to the median and below the average management fees of the funds in its proposed Selected Peer Group; and (b) the proposed expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its proposed Selected Peer Group; (7) the profitability of ILIAC when sub-advisory fees payable by ILIAC to Templeton are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ILIAC, including its management team's expertise in the management of other Funds;
(9) ILIAC's compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that ILIAC had provided at periodic Board meetings, and in advance of the November Meeting, with respect to its capabilities as a manager-of-managers; and (11) "fall-out benefits" to ILIAC and its affiliates and benefits to the shareholders from the Portfolio's relationship with ING.

In reviewing the Sub-Advisory Agreement with Templeton, the Board also considered a number of factors, including, but not limited to, the following:
 (1) ILIAC's view of the reputation of Templeton as a manager of similar funds; (2) Templeton's strength and reputation within the industry; (3) Templeton's experience and skill in managing similar international value products; (4) the nature and quality of the services provided by Templeton under the proposed Sub-Advisory Agreement; (5) the prior performance of a fund managed by Templeton in a style similar to that in which the Portfolio would be managed, compared to the relevant index and category rankings and averages; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Templeton, including its management team's expertise in the management of a proprietary fund, and its fit among the stable of managers in the ING Funds line-up; (7) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided and the profitability of Templeton as the Portfolio's sub-adviser; (8) the costs for the services to be provided by Templeton, including that it would charge a sub-advisory fee with breakpoints, and that the sub-advisory fee would be paid out of ILIAC's management fee and, therefore, these breakpoints discounts would affect the fees payable by ILIAC; (9) Templeton's operations and compliance program, including its policies with respect to trade allocation and brokerage practices, proxy voting policies and procedures, and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by the Fund's Chief Compliance Officer; (10) Templeton's financial condition; (11) the appropriateness of the selection of Templeton in light of the Portfolio's investment objective and prospective investor base; and (12) Templeton's Code of Ethics and related procedures for complying with that Code of Ethics.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ILIAC to Templeton is reasonable in the context of all factors considered by the Board; and (4) each of ILIAC and Templeton maintains an appropriate compliance program, with this conclusion based upon the Board's previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the investment advisory and sub-advisory contracts for Templeton Foreign Equity Portfolio. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

For its services, each Portfolio pays the Adviser a monthly fee in arrears equal to the following as a percentage of the Portfolio's average daily net assets during the month:

PORTFOLIO                                                                ANNUAL ADVISORY FEE
ING Baron Asset Portfolio                                        0.95% of average daily net assets
ING Lord Abbett U.S. Government Securities Portfolio             0.47% on first $250 million
                                                                 0.45% on assets over $250 million
ING Neuberger Berman Partners Portfolio                          0.60% of average daily net assets
ING Neuberger Berman Regency Portfolio                           0.75% of average daily net assets
ING Pioneer High Yield Portfolio                                 0.60% on first $5 billion
                                                                 0.50% on the next $2 billion
                                                                 0.40% on the next $2 billion
                                                                 0.30% on assets over $9 billion
ING Templeton Foreign Equity Portfolio                           0.80% on the first $500 million
                                                                 0.75 on assets over $500 million

As of the date of this SAI, the Portfolios had not commenced operations. As a result, no fees were paid to ILIAC for the fiscal years ended December 31, 2004, 2003, 2002.

SUB-ADVISORY AGREEMENTS- The Fund's Board of Directors has approved sub-advisory agreements ("Sub-advisory Agreements") between ILIAC and the following entities:

PORTFOLIO                               SUB-ADVISER
ING Baron Asset Portfolio               BAMCO, Inc.
ING Lord Abbett U.S. Government         Lord, Abbett & Co. LLC
Securities Portfolio


ING Neuberger Berman Partners           Neuberger Berman Management Inc.
Portfolio


ING Neuberger Berman Regency            Neuberger Berman Management Inc.
Portfolio


ING Pioneer High Yield Portfolio        Pioneer Investment Management, Inc.


ING Templeton Foreign Equity            Templeton Investment Counsel, LLC
Portfolio



Each Sub-advisory Agreement remains in effect for an initial two-year period and from year-to-year therefore if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, ILIAC or any Sub-adviser, in person, at a meeting called for that purpose. Each Sub-advisory Agreement may be terminated without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of the respective Portfolio, (iii) ILIAC, or (iv) the relevant Sub-Adviser. Each Sub-advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Advisory Agreement with ILIAC. Under each Sub-advisory Agreement, the Sub-Adviser supervises the investment and reinvestment of cash and securities comprising the assets of the relevant Portfolio. Each Sub-advisory Agreement also directs the Sub-Adviser to (a) determine the securities to be purchased or sold by the Portfolios, and (b) take any actions necessary to carry out its investment sub-advisory responsibilities. Each Sub-Adviser pays the salaries, employment benefits and other related costs of personnel engaged in providing investment advice including office space, facilities and equipment.

The Fund and the Adviser have received an exemptive order from the SEC that permits the Adviser, with the approval of the Board of Directors of the Fund, to replace a Sub-Adviser for a Portfolio, as well as change the terms of a sub-advisory agreement, without submitting the investment sub-advisory agreement to a vote of the Portfolio's shareholders. The Fund will notify shareholders in the event of any change in the identity of the Sub-Adviser of a Portfolio and will change the name of the Portfolio when applicable.

The Adviser retains overall responsibility for monitoring the investment program maintained by the Sub-Adviser for compliance with applicable laws and regulations and each Portfolio's respective investment objectives. In addition, ILIAC will consult with and assist each Sub-Adviser in maintaining appropriate policies, procedures and records and oversee matters relating to promotion, marketing materials and reports by such Sub-Adviser to the Fund's Board of Directors. For services rendered, the Adviser pays each Sub-Adviser a monthly fee as follows:

PORTFOLIO                           SUB-ADVISORY FEE
---------                           ----------------
ING Baron Asset Portfolio           0.60%
ING Lord Abbett U.S.                0.25% on first $50 million
Government Securities               0.225% on next $50 million
Portfolio                           0.20% above $100 million

ING Neuberger Berman                0.35% on first $1 billion
Partners Portfolio                  0.30% on next $500 million
                                    0.25% above $1.5 billion

ING Neuberger Berman                0.45% on first $250 million
Regency Portfolio                   0.40% on next $750 million
                                    0.35% above $1 billion

ING Pioneer High Yield              0.35% on first $250 million
Portfolio                           0.30% above $250 million

ING Templeton Foreign               0.625% on first $50 million
Equity Portfolio                    0.465% on next $150 million
                                    0.375% above $300 million
                                    0.35% above $500 million

As of the date of this SAI, the Portfolios had not commenced operations.
As a result, no fees were paid to the Sub-Advisers for the fiscal years ended December 31, 2004, 2003, 2002.

               ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

ING BARON ASSET PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of September 30, 2005.


                                      REGISTERED                       OTHER POOLED
                                 INVESTMENT COMPANIES              INVESTMENT VEHICLES               OTHER ACCOUNTS
                             ---------------------------------------------------------------------------------------------
                             NUMBER OF                        NUMBER OF                        NUMBER OF
    PORTFOLIO MANAGER        ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS
    ----------------------------------------------------------------------------------------------------------------------
      Ronald Baron               9          $ 9.9 bil.            3*          $ 120.5 mil.         54          $ 487 mil.
      Andrew Peck                2          $ 2.8 bil.            0           $   0                 0          $   0


* For two of the accounts with total assets of $66 million, the advisory fee is based on performance, although one account ($53 million) is a fund of funds.

POTENTIAL CONFLICTS OF INTEREST

The Sub-Adviser believes that it has policies and procedures in place that address the Portfolio's potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocation of orders for execution to broker-dealers), disclosure of confidential information and employee trading.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Mr. Baron's compensation is fixed, based on a three year contract that expires February 28, 2006. His compensation includes a fixed base salary and a fixed bonus that is roughly equivalent to 40% of his base salary. The terms of his contract were based on Mr. Baron's role as the firm's founder, chief executive officer, chief investment officer, and his position as portfolio manager for the majority of the firm's assets under management. Consideration was given to Mr. Baron's reputation, the long-term performance records of the funds under his management, and the profitability of the Firm. In addition to his cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.

The compensation for Mr. Peck includes a base salary and an annual bonus. His bonus is subjectively determined by the BAMCO's chief executive officer and the firm's president. It is based on the assessment of Mr. Peck's individual long-term investment performance, his overall contribution to the firm, and the firm's profitability. In addition Mr. Peck owns equity in Baron Capital Group and is eligible for special bonuses based on the firm achieving its long-term growth and profitability objectives.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of September 30, 2005, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

        PORTFOLIO MANAGER               FUND SHARES OWNED
        -------------------------------------------------
          Ronald Baron                        None
          Andrew Peck                         None

ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of September 30, 2005.


                                        REGISTERED                       OTHER POOLED
                                   INVESTMENT COMPANIES              INVESTMENT VEHICLES               OTHER ACCOUNTS
                               ---------------------------------------------------------------------------------------------
                               NUMBER OF                        NUMBER OF                        NUMBER OF
      PORTFOLIO MANAGER        ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS
      ----------------------------------------------------------------------------------------------------------------------
       Robert I. Gerber            12            $3,107.3 mil.       0            0                15,287       $ 5,216.7 mil.

POTENTIAL CONFLICTS OF INTEREST

Conflicts of interest may arise in connection with the investment manager's management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interests, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit.

Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes, this incentive focuses investment 'managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of Septmeber 30, 2005, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

       PORTFOLIO MANAGER                        FUND SHARES OWNED
       ----------------------------------------------------------
        Robert I. Gerber                              None

ING NEUBERGER BERMAN PARTNERS AND REGENCY PORTFOLIOS

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of September 30, 2005.


                                         REGISTERED                       OTHER POOLED
                                    INVESTMENT COMPANIES              INVESTMENT VEHICLES               OTHER ACCOUNTS
                            --------------------------------------------------------------------------------------------------
                                NUMBER OF                        NUMBER OF                       NUMBER OF
       PORTFOLIO MANAGER        ACCOUNTS       TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS
       ------------------------------------------------------------------------------------------------------------------------
        S. Basu Mullick            10         $   6.92 bil          0                0              1             $  14.5 mil

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of September 30, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

       PORTFOLIO MANAGER                        FUND SHARES OWNED
       ----------------------------------------------------------
        S. Basu Mullick                              None

NEUBERGER BERMAN REGENCY PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of September 30, 2005.

                                         REGISTERED                      OTHER POOLED
                                    INVESTMENT COMPANIES              INVESTMENT VEHICLES               OTHER ACCOUNTS
                            -------------------------------------------------------------------------------------------------
                                NUMBER OF                        NUMBER OF                       NUMBER OF
       PORTFOLIO MANAGER        ACCOUNTS       TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS
       ----------------------------------------------------------------------------------------------------------------------
        S. Basu Mullick            10          $   6.92 bil.        0                0               1           $  14.5 mil.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of September 30, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

       PORTFOLIO MANAGER                        FUND SHARES OWNED
       ----------------------------------------------------------
        S. Basu Mullick                                None

POTENTIAL CONFLICTS OF INTEREST REGARDING THE NEUBERGER BERMAN PORTFOLIOS

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OF THE NEUBERGER BERMAN PORTFOLIOS

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Our portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

We believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

ING PIONEER HIGH YIELD PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of September 30, 2005.

                                         REGISTERED                       OTHER POOLED
                                    INVESTMENT COMPANIES              INVESTMENT VEHICLES               OTHER ACCOUNTS
                            -------------------------------------------------------------------------------------------------
                                NUMBER OF                        NUMBER OF                       NUMBER OF
       PORTFOLIO MANAGER        ACCOUNTS       TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS
       ----------------------------------------------------------------------------------------------------------------------

        Margaret D. Patel          4             $ 6.2 bil          3            $ 1.1 bil           1            $  28 mil
        Kenneth J. Taubes          6             $ 1.5 bil          2            $ 662 mil           0            $   0

POTENTIAL CONFLICTS OF INTEREST

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation Structure of Portfolio Managers" below.

             - A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

             - A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

             - A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

             - A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

             - If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.



COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

             - Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

             - Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

             - Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of September 30, 2005, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

       PORTFOLIO MANAGER                        FUND SHARES OWNED
       ----------------------------------------------------------
        Margaret D. Patel                             None
        Kenneth J. Taubes                             None

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of September 30, 2005.


                           REGISTERED                       OTHER POOLED
                           INVESTMENT COMPANIES             INVESTMENT VEHICLES             OTHER ACCOUNTS
                           ---------------------------------------------------------------------------------------------
       PORTFOLIO           NUMBER OF      TOTAL             NUMBER OF                       NUMBER OF
       MANAGER             ACCOUNTS       ASSETS            ACCOUNTS      TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS
       -----------------------------------------------------------------------------------------------------------------
        Gary P. Motyl        2            $6,077.6 mil.        1           $ 465.3 mil.        13            $5,833.1 mil.
        Cindy Sweeting       1            $  131.5 mil.        1           $ 128.6 mil.        16            $3,843.1 mil.
        Guang Yang           1            $  399.8 mil.        0               0               12            $2,001.0 mil.

POTENTIAL CONFLICTS OF INTEREST

The management of multiple funds, including the Portfolio, and accounts may give rise to potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

The separate management of the trade execution and valuation functions from the Portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus. Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that the Fund's Code of Ethics will adequately address such conflicts.

The manager and the Fund have adopted certain compliance procedures that are designed to address these and other types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

BASE SALARY. Each portfolio manager is paid a base salary.

ANNUAL BONUS. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

     - Investment Performance: Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     - Research: Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

     - Non-Investment Performance: For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

     - Responsibilities: The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION. Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of September 30, 2005, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

       PORTFOLIO MANAGER                        FUND SHARES OWNED
       ----------------------------------------------------------
         Gary P. Motyl                               None
        Cindy Sweeting                               None
          Guang Yang                                 None

THE ADMINISTRATIVE SERVICES AGREEMENT-- Pursuant to an Administrative Services Agreement between the Fund and ING Fund Services LLC ("IFS"), IFS has agreed to provide all administrative services in support of the Portfolios and is responsible for the supervision of the Fund's other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days' written notice. As compensation for its services, IFS receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio according to the schedule set forth below. For the fiscal year ended December 31, 2004, IFS did not receive any fees on behalf of the Portfolios for administrative services because the Portfolios had not commenced operations as of that time.

CUSTODIAN AND TRANSFER AGENT. Bank of New York Company, Inc. ("BONY"), One Wall Street, New York, New York 10286, serves as Custodian. BONY takes no part in the decisions relating to the purchase or sale of a Portfolio's portfolio securities. DST Systems, Incorporated, P.O. Box 219368, Kansas City, Missouri 64141-9368 serves as the Transfer Agent for the Portfolio's.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP, located at 99 High Street, Boston, MA 02110, serves as an independent registered public accounting firm to the Portfolios and provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.

                             PRINCIPAL UNDERWRITER

The Fund has entered into an Underwriting Agreement (the "Agreement") pursuant to which ING Financial Advisers, LLC (the "Distributor"), 151 Farmington Avenue, Hartford, Connecticut 06156, a subsidiary of ING, as agent, serves as principal underwriter for the continuous offering of shares of the Portfolios. The Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Portfolio's shares, and by a vote of a majority of the Directors who are not "interested persons" of the Distributor, or the Fund, appearing in person at a meeting called for the purpose of approving such Agreement. The Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or the Distributor or by vote of holders of a majority of a Portfolio's shares without the payment of any penalty. The Underwriter has agreed to use its best efforts to solicit orders for the purchase of shares of all the Portfolios, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Fund shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders. The Distributor does not receive compensation for providing services under the Agreement.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the direction of the Directors, ILIAC and the Sub-Advisers have responsibility for making the Portfolios' investment decisions, for effecting the execution of trades for the Portfolios and for negotiating any brokerage commissions thereof. It is the policy of ILIAC and the Sub-Advisers to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade. In implementing their trading policy, ILIAC and the Sub-Advisers may place a Portfolio's transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Adviser or Sub-Advisers, will lead to the best overall quality of execution for the Portfolio. The Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios, and not the Adviser or Sub-Adviser.

ILIAC and the Sub-Advisers may receive a variety of brokerage and research services from brokerage firms that execute trades on behalf of the Portfolios. These services may benefit the Adviser and/or advisory clients other than the Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolio and other investment companies and accounts, services related to the execution of trades in a Portfolio's securities and advice as to the valuation of securities. ILIAC and the Sub-Advisers may consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. ILIAC's and the Sub-Advisers' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions that are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When either ILIAC or the Sub-Advisers believe that more than one broker can provide best execution, preference may be given to brokers who provide additional services to ILIAC or the Sub-Advisers.

Consistent with securities laws and regulations, ILIAC and the Sub-Advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. ILIAC's and the Sub-Advisers' judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ILIAC's and the Sub-Advisers' opinion as to which services and which means of payment are in the long-term best interests of a Portfolio. The Portfolios may effect brokerage transactions in portfolio securities through affiliates of ILIAC and/or the Sub-Advisers. When a Portfolio enters into a transaction with any such person, the transaction will comply with Rule 17e-1 under the 1940 Act and the policies and procedures adopted by the Board of Directors pursuant to Rule 17e-1. Certain officers of ILIAC and the Sub-Advisers also manage their own securities portfolios and those of their affiliates. Further, ILIAC also acts as an investment adviser to other client accounts, and the Sub-Advisers also act as investment adviser to other investment companies registered under the 1940 Act and other client accounts.

To the extent ILIAC or the Sub-Advisers desire to buy or sell the same publicly traded security at or about the same time for more than one client, the purchases or sales will normally be aggregated and allocated in a fair and equitable manner, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for those transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

The Board of Directors has adopted a policy allowing trades to be made between a Portfolio and a registered investment company or series thereof that is an affiliated person of the Portfolio (and certain noninvestment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Portfolio may buy a security from or sell another security to another registered investment company or private advisory account advised by ILIAC or by one of the Sub-Advisers.

The Board of Directors also have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of Sub-Adviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a Sub-Adviser affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Adviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio(s) could purchase.

The Board of Directors, ILIAC (as Adviser) and the Distributor (as principal underwriter) and each Sub-Adviser also have adopted a Code of Ethics (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Portfolio. The Codes allow trades to be made in securities that may be held by a Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information. Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Because the Portfolios had not commenced operations as of December 31, 2004, no commissions were paid with respect to portfolio transactions and no Portfolios acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

The Fund may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Fund under which the broker-dealer allocates a portion of the commissions paid by a Portfolio toward the reduction of the Portfolio's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

                              DESCRIPTION OF SHARES

The Articles of Incorporation authorize the Fund to issue 11,600,000,000 shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares. The Directors have classified shares of each of the Portfolios into three classes: Initial Shares, Service Shares and Adviser Shares.

Each Initial Share, Service Share and Adviser Share represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Expenses assessed to the Adviser Class are borne exclusively by the Adviser Class pursuant to a 12b-1 Plan adopted for that class, and expenses assessed pursuant to Shareholder Servicing Plans are borne both by the Service and Adviser Classes, respectively. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the non-interested directors. The Adviser Class shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.

Initial Class shares of a Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. Initial Class shares of a Fund are offered without a sales charge, a shareholder servicing fee or a distribution fee.

Service Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Service Class shares of a Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Service Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio's Service Class held by customers of such Service Organizations.

Adviser Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Adviser Class shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Adviser Class in the amount of 0.25% (on an annualized basis) of the respective Portfolio's Adviser Class. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Fund also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a "Service Organization" and collectively "Service Organizations") for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Adviser Class Shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Adviser Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Adviser Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Adviser Class Shares ("Distribution Services"), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Adviser Class Shares.

Ms. Tillinghast, Vice President of the Fund, may be considered to have an indirect interest in the operation of the 12b-1 Plan by virtue of her position as an officer of ILIAC, the parent company of the Distributor. Adviser Class shares of a Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Adviser Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio's Adviser Class held by customers of such Service Organizations.

The Portfolios had not commenced operations as of the date of this SAI. As a result, no shareholder servicing or 12b-1 fees were paid for the fiscal years ended December 31, 2004, 2003, 2002.

Shareholders of the Adviser Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares. Shareholders of Initial Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Initial Class shares of other Portfolios that offer Initial Class shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

The Directors of the Fund shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

                                 NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. See "Shareholder Information - Net Asset Value" in the Prospectuses. The long-term debt obligations held in a Portfolio's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events. Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuation recommendations suggested by such research service, and valuations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio.

Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

                                   TAX STATUS

The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY -- Each Portfolio has elected to be taxed and intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income derived from an interest in a qualified publicly-traded partnership and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income
Requirement").


In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses or of one or more qualified publicly-traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

QUALIFICATION OF SEGREGATED ASSET ACCOUNTS-- Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

The Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. The arrangements concerning these Portfolios are similar to, but different in some respects from, those described by the Treasury Department in rulings in which it was determined that variable contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your variable contract's proportionate share of the assets of the separate account. You should review your variable contract's Prospectus and SAI and you should consult your own tax advisor as to the possible application of the "investor control" doctrine to you.

If a Portfolio fails to qualify to be taxed as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES-- A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) exclude foreign currency gains and losses from Section 998 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS-- The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.

                              FINANCIAL STATEMENTS

Copies of the Portfolio's Annual and Semi-Annual (unaudited) Shareholder Reports, when available, may be obtained without charge by contacting the Fund at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034,
(800)-992-0180.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR'S RATING GROUP

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATING SERVICE

AAA: Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

                                   APPENDIX B

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 10, 2003

                        REVISION DATE: SEPTEMBER 15, 2005

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

III.     DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.      APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage Committee at its next regularly scheduled meeting.

V.       VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

         A.   Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment

         Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

         B.   Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

                  1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

                  In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

                  2.  NON-VOTES: Votes in Which No Action is Taken

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

                  Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

                  3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

                  If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).

                  If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment
                  Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

                  4. Referrals to a Fund's Valuation, Proxy and Brokerage Committee

                  A Fund's Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

                  The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

                  The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.      CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.     REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES

I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.    Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

         Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

         Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

         B.    Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

         C.    Proxy Group

         The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

         A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

         For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment
         Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

         D.    Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.    Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

         C.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

               2.   NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

               4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

         A.    Assessment of the Agent

               The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

               Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

         B.    Conflicts of Interest

               The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

               In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

               For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

               The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

           NAME                                          TITLE OR AFFILIATION
Stanley D. Vyner               Chief Investment Risk Officer and Executive Vice President, ING
                               Investments, LLC

Todd Modic                     Senior Vice President, ING Funds Services, LLC and ING Investments, LLC;
                               and Chief Financial Officer of the ING Funds

Maria Anderson                 Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                   Proxy Coordinator for the ING Funds and Manager - Special Projects, ING
                               Funds Services, LLC

Julius Drelick                 Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.        Counsel, ING Americas US Legal Services

Steve Wastek, Esq.             Counsel, ING Americas US Legal Services

Effective as of May 27, 2005

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

I.    INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.   GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

1.     THE BOARD OF DIRECTORS

 VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75% of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee who has failed to remove restrictive (dead-hand, slow-hand, no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect" or other form of excessive executive compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee, provided that such nominees served on the board during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence.

Consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence.

Generally vote FOR nominees who sit on up to (and including) six public company boards unless (1) other concerns requiring CASE-BY-CASE consideration have been raised, or (2) the nominee is also CEO of a public company, in which case the public company board threshold shall be three, above which the nominee shall be considered on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE
Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein. Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

 STOCK OWNERSHIP REQUIREMENTS
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

 DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:
   (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

   (2)   Only if the director's legal expenses would be covered.

2.    PROXY CONTESTS

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

 VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

 REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.    AUDITORS

 RATIFYING AUDITORS
Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

 AUDITOR INDEPENDENCE
Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

 AUDIT FIRM ROTATION:
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.    PROXY CONTEST DEFENSES

 BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

 SHAREHOLDER ABILITY TO REMOVE DIRECTORS
Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

 CUMULATIVE VOTING
Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

 SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

 SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

 SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.    TENDER OFFER DEFENSES

 POISON PILLS
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

 FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

 GREENMAIL
Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

 PALE GREENMAIL
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

 UNEQUAL VOTING RIGHTS
Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

 SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

 WHITE SQUIRE PLACEMENTS
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.    MISCELLANEOUS

 CONFIDENTIAL VOTING
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
    - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
    -  If the dissidents agree, the policy remains in place.
    - If the dissidents do not agree, the confidential voting policy is waived. Generally, vote FOR management proposals to adopt confidential voting.

 OPEN ACCESS
Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

 MAJORITY VOTING STANDARD
Generally, vote FOR management proposals and AGAINST shareholder proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders. For issuers with a history of board malfeasance, consider such shareholder proposals on a CASE-BY-CASE basis.

 BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

 SHAREHOLDER ADVISORY COMMITTEES
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

 OTHER BUSINESS
In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business.

 QUORUM REQUIREMENTS
Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.    CAPITAL STRUCTURE
Analyze on a CASE-BY-CASE basis.

 COMMON STOCK AUTHORIZATION
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.
    - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those requests exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
    - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
    - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights.

 STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

 REVERSE STOCK SPLITS
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

 PREFERRED STOCK
Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that the stock may be used as a takeover defense.

Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

 SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

 ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Generally, vote FOR management proposals to reduce the par value of common stock.

 PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

 DEBT RESTRUCTURINGS
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

 SHARE REPURCHASE PROGRAMS
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Generally, vote FOR management proposals to cancel repurchased shares.

 TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.    EXECUTIVE AND DIRECTOR COMPENSATION

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

 MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms.
Vote AGAINST compensation plans that permit repricing of stock options without shareholder approval.

 DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach as described above.

 EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

 OBRA-RELATED COMPENSATION PROPOSALS:
   AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

   AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
   Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

   AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
   Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

   APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
   Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

 SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote AGAINST shareholder proposals that seek disclosure of the remuneration of individuals other than senior executives and directors.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

 GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS
Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS
Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.    STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.   MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations and asset sales, should be considered on a CASE-BY-CASE basis.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.

11.   MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS
Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.   SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.   GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.

 ROUTINE MANAGEMENT PROPOSALS
Generally, vote FOR the following and other similar routine management proposals:
   -  the opening of the shareholder meeting
   -  that the meeting has been convened under local regulatory requirements
   -  the presence of quorum
   -  the agenda for the shareholder meeting
   -  the election of the chair of the meeting
   -  the appointment of shareholders to co-sign the minutes of the meeting
   -  regulatory filings (E.G., to effect approved share issuances)
   - the designation of inspector or shareholder representative(s) of minutes of meeting
   -  the designation of two shareholders to approve and sign minutes of meeting
   -  the allowance of questions
   -  the publication of minutes
   -  the closing of the shareholder meeting

 DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. Votes on director nominees not subject to policies described herein should be made on a CASE-BY-CASE basis.

For issuers domiciled in Bermuda, Canada, Cayman Islands, British Virgin Islands or other tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

 INDEPENDENT STATUTORY AUDITORS
With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

NOMINATING COMMITTEE
Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

 DIRECTOR REMUNERATION
 Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote
          FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

 RETIREMENT BONUSES
With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors: Generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.

STOCK OPTION PLANS
With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

 SHARES RESERVED FOR ISSUANCE OF OPTIONS OR EMPLOYEE SHARE-PURCHASE PLANS Generally vote AGAINST option plans, or the issuance of shares in connection with such plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice. Consider proposals in connection with option plans or the issuance of shares in connection with them in other instances on a CASE-BY-CASE basis.

 GENERAL SHARE ISSUANCES
Generally vote AGAINST proposals to issue shares (with or without preemptive rights) in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval. Consider such proposals on a CASE-BY-CASE basis in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution.

 APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

 REMUNERATION OF AUDITORS
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

 INDEMNIFICATION OF AUDITORS
Generally, vote AGAINST proposals to indemnify auditors.

 ALLOCATION OF INCOME AND DIVIDENDS
Consider management proposals concerning allocation of income and the distribution of dividends on a CASE-BY-CASE basis.

 STOCK (SCRIP) DIVIDEND ALTERNATIVES
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

 DEBT ISSUANCE REQUESTS
When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

 FINANCING PLANS
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

 RELATED PARTY TRANSACTIONS
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

 CAPITALIZATION OF RESERVES
Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

 ARTICLE AMENDMENTS
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
   -  it is editorial in nature;
   -  shareholder rights are protected;
   -  there is negligible or positive impact on shareholder value;
   -  management provides adequate reasons for the amendments; or
   -  the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:
   - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business.

   - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

 OTHER BUSINESS
In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.